EQUITY FUNDS

NORTHERN FUNDS PROSPECTUS

ENHANCED LARGE CAP FUND (NOLCX)

INCOME EQUITY FUND (NOIEX)

INTERNATIONAL EQUITY FUND (NOIGX)

LARGE CAP EQUITY FUND (NOGEX)

LARGE CAP GROWTH FUND (NOEQX)

LARGE CAP VALUE FUND (NOLVX)

SMALL CAP CORE FUND (NSGRX)

SMALL CAP VALUE FUND (NOSGX)

TECHNOLOGY FUND (NTCHX)

Prospectus dated July 31, 2011

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN FUNDS PROSPECTUS	1	EQUITY FUNDS

EQUITY FUNDS

3	FUND SUMMARIES

	3	ENHANCED LARGE CAP FUND

	6	INCOME EQUITY FUND

	9	INTERNATIONAL EQUITY FUND

	12	LARGE CAP EQUITY FUND

	15	LARGE CAP GROWTH FUND

	19	LARGE CAP VALUE FUND

	22	SMALL CAP CORE FUND

	25	SMALL CAP VALUE FUND

	28	TECHNOLOGY FUND

32	BROAD-BASED SECURITIES MARKET INDICES

33	INVESTMENT ADVISER

34	ADVISORY FEES

35	FUND MANAGEMENT

37	OTHER FUND SERVICES

38	PURCHASING AND SELLING SHARES

	38	PURCHASING SHARES

	38	OPENING AN ACCOUNT

	39	SELLING SHARES

42	ACCOUNT POLICIES AND OTHER INFORMATION

49	DIVIDENDS AND DISTRIBUTIONS

50	TAX CONSIDERATIONS

52	SECURITIES, TECHNIQUES AND RISKS

	52	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	56	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	65	DISCLAIMERS

67	FINANCIAL HIGHLIGHTS

80	FOR MORE INFORMATION

EQUITY FUNDS	2	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

FUND SUMMARIES

ENHANCED LARGE CAP FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.96%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.71%
Total Annual Fund Operating Expenses	1.26%
Expense Reimbursement(1)	(0.66)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.60%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$334	$628	$1,464

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100.72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity securities in large capitalization U.S. companies, including foreign issuers that are traded in the U.S. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500® Index. As of June 30, 2011, the market capitalization of the companies in the S&P 500 Index was between $1.41 billion and $400.88 billion. The size of companies in the S&P 500 Index changes with market conditions. In addition, changes to the composition of the S&P 500 Index can change the market capitalization range of companies in that index. The Fund is not limited to the stocks included in the S&P 500 Index and may invest in other stocks that meet the Investment Adviser’s criteria discussed below.

The Fund’s investment strategy attempts to create a portfolio with similar risk, style, capitalization and industry characteristics as the S&P 500 Index with the potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the S&P 500 Index. In managing the Fund, the investment management team attempts to achieve the Fund’s objective by overweighting those stocks that it believes will outperform the S&P 500 Index and underweighting (or excluding entirely) those stocks that it believes will underperform the S&P 500 Index. The Fund seeks to accomplish this goal by employing a strategy that uses statistics and advanced econometric methods to determine which fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality) are predictive of future stock performance. The characteristics are combined to create a proprietary multifactor quantitative stock selection model which generates stock specific forecasts that are used along with risk controls to determine security weightings. The investment management

NORTHERN FUNDS PROSPECTUS	3	EQUITY FUNDS

EQUITY FUNDS

ENHANCED LARGE CAP FUND

team’s approach, based primarily on applying quantitative methods to fundamental research (e.g., selecting stocks based on economic, financial, and market analysis), is applied within a risk constrained environment that is intended to increase return and result in a portfolio having characteristics similar to the S&P 500 Index. The team will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Standard & Poor’s® Rating Service does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Enhanced Large Cap Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2011 is 6.36%. For the periods shown in the bar chart above, the highest quarterly return was 16.65% in the second quarter of 2009, and the lowest quarterly return was (23.19)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	Since Inception
Enhanced Large Cap Fund	12/16/05
Return before taxes		13.07%	0.89%	0.63%
Return after taxes on distributions		12.81%	0.26%	0.01%
Return after taxes on distributions and sale of Fund shares		8.79%	0.57%	0.36%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		15.06%	2.29%	1.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

EQUITY FUNDS	4	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

ENHANCED LARGE CAP FUND

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Enhanced Large Cap Fund. Joseph E. Wolfe, Alex Ryer and Mark C. Sodergren, each Vice Presidents of Northern Trust Investments, Inc., have been managers of the Fund since December 2005, August 2010 and July 31, 2011, respectively.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with the Trust with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fix sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NORTHERN FUNDS PROSPECTUS	5	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income with long-term capital appreciation as a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.38%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.13%
Total Annual Fund Operating Expenses	1.23%
Expense Reimbursement(1)	(0.23)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$368	$654	$1,468

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will, under normal circumstances, invest at least 80% of its net assets in income-producing equity securities, including dividend-paying common and preferred stocks and convertible securities. The Fund also may invest up to 20% of its net assets in a broad range of non-convertible fixed-income securities without limitation as to maturity. The Fund seeks to provide a high level of current income relative to other mutual funds that invest in equity securities.

Using fundamental research and quantitative analysis, the investment management team buys and sells securities based on factors such as a company’s:

■	Current income;

■	Prospects for growth; and

■	Capital appreciation potential.

In determining capital appreciation potential, the investment management team will analyze such fundamental factors as sales and earnings growth, financial condition, product development and the valuation of the stock relative to market and historical norms. For convertible securities, the team also analyzes the conversion feature and the potential value of the underlying equity securities.

Subject to the requirement that the Fund invest at least 80% of its assets in income-producing equity securities, there is no limit on the Fund’s ability to invest in convertible securities or non-convertible fixed-income securities that are below-investment grade. Non-investment grade bonds may constitute a significant portion of the Fund’s portfolio. These bonds tend to offer higher yields than higher rated securities with similar maturities. However, such bonds are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default, although investments in such securities are expected to be minimal.

EQUITY FUNDS	6	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

INCOME EQUITY FUND

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2011 is 6.16%. For the periods shown in the bar chart above, the highest quarterly return was 15.19% in the third quarter of 2009, and the lowest quarterly return was (18.35)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Income Equity Fund	4/1/94
Return before taxes		15.99%	5.76%	5.68%	8.20%
Return after taxes on distributions		15.39%	4.77%	4.49%	6.24%
Return after taxes on distributions and sale of Fund shares		10.65%	4.62%	4.42%	6.15%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		15.06%	2.29%	1.41%	8.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Income Equity Fund. Jackie M. Benson, Vice President of Northern Trust Investments, Inc., has been manager of the Fund since May 2009 and was a co-manager of the Fund from March 2007 to May 2009.

NORTHERN FUNDS PROSPECTUS	7	EQUITY FUNDS

EQUITY FUNDS

INCOME EQUITY FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

EQUITY FUNDS	8	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.40%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.15%
Total Annual Fund Operating Expenses	1.40%
Expense Reimbursement(1)	(0.15)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$428	$752	$1,667

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth and valuation characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Fund primarily invests in mature markets (such as Germany, Japan and the United Kingdom), it may also invest to a lesser extent in emerging markets (such as Brazil and China). The Fund, from time to time, may emphasize particular companies or market segments in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

NORTHERN FUNDS PROSPECTUS	9	EQUITY FUNDS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are concentrated in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2011 is 5.30%. For the periods shown in the bar chart above, the highest quarterly return was 23.54% in the second quarter of 2009, and the lowest quarterly return was (19.24)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
International Equity Fund	4/1/94
Return before taxes		8.56%	3.53%	2.51%	4.92%
Return after taxes on distributions		8.30%	1.79%	1.59%	3.44%
Return after taxes on distributions and sale of Fund shares		5.86%	2.75%	2.00%	3.64%
MSCI EAFE® Index (reflects no deduction for fees, expenses, or taxes)		7.75%	2.46%	3.50%	5.12%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

EQUITY FUNDS	10	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

INTERNATIONAL EQUITY FUND

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the International Equity Fund. Douglas McEldowney, Senior Vice President of Northern Trust Investments, Inc., has been manager of the Fund since March 2011.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NORTHERN FUNDS PROSPECTUS	11	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.40%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.15%
Total Annual Fund Operating Expenses	1.25%
Expense Reimbursement(1)	(0.25)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$372	$662	$1,489

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of June 30, 2011, the market capitalization of the companies in the S&P 500 Index was between $1.41 billion and $400.88 billion. The size of companies in the S&P 500 Index changes with market conditions. In addition, changes to the composition of the S&P 500 Index can change the market capitalization range of companies in the Index. The Fund is not limited to the stocks included in the S&P 500 Index and may invest in other stocks that meet the Investment Adviser’s criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth and valuation characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Standard & Poor’s® Ratings Services does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Large Cap Equity Fund and is not affiliated with the Fund in any way.

EQUITY FUNDS	12	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP EQUITY FUND

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2011 is 4.18%. For the periods shown in the bar chart above, the highest quarterly return was 18.34% in the second quarter of 2009, and the lowest quarterly return was (19.86)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Large Cap Equity Fund	4/1/94
Return before taxes		15.15%	1.83%	0.00%	6.83%
Return after taxes on distributions		15.03%	0.95%	(0.57)%	5.74%
Return after taxes on distributions and sale of Fund shares		9.98%	1.39%	(0.12)%	5.70%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		15.06%	2.29%	1.41%	8.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Large Cap Equity Fund. Matthew Peron, Senior Vice President of Northern Trust Investments, Inc., and Christopher D. Shipley, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since March 2011.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

NORTHERN FUNDS PROSPECTUS	13	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP EQUITY FUND

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

EQUITY FUNDS	14	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.48%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.23%
Total Annual Fund Operating Expenses	1.33%
Expense Reimbursement(1)	(0.33)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$389	$697	$1,573

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 147.29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Growth Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of June 30, 2011, the market capitalization of the companies in the Russell 1000 Growth Index was between $20.7 million and $310.41 billion. The size of companies in the Russell 1000 Growth Index changes with market conditions. In addition, changes to the composition of the Russell 1000 Growth Index can change the market capitalization range of companies in the Russell 1000 Growth Index. The Fund is not limited to the stocks included in the Russell 1000 Growth Index and may invest in other stocks that meet the Investment Adviser’s criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

NORTHERN FUNDS PROSPECTUS	15	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP GROWTH FUND

The Fund, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell Company does not endorse any of the securities in the Russell 1000 Growth Index. It is not a sponsor of the Large Cap Growth Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform other styles of investing or the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2011 is 9.75%. For the periods shown in the bar chart above, the highest quarterly return was 14.17% in the third quarter of 2010, and the lowest quarterly return was (25.19)% in the first quarter of 2001.

EQUITY FUNDS	16	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Large Cap Growth Fund	4/6/94
Return before taxes		15.19%	2.37%	(1.98)%	7.64%
Return after taxes on distributions		15.17%	2.31%	(2.03)%	6.78%
Return after taxes on distributions and sale of Fund shares		9.89%	2.02%	(1.67)%	6.40%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		16.71%	3.76%	0.02%	7.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Large Cap Growth Fund. Joseph R. Diehl, Jr., Senior Vice President of Northern Trust Investments, Inc., and Greg M. Newman, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since July 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

NORTHERN FUNDS PROSPECTUS	17	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP GROWTH FUND

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

EQUITY FUNDS	18	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.38%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.13%
Total Annual Fund Operating Expenses	1.23%
Expense Reimbursement(1)	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.10%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$377	$663	$1,477

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65.38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Value Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of June 30, 2011, the market capitalization of the companies in the Russell 1000 Value Index was between $79.6 million and $200.02 billion. The size of companies in the Russell 1000 Value Index changes with market conditions. In addition, changes to the composition of the Russell 1000 Value Index can change the market capitalization range of companies in the Russell 1000 Value Index. The Fund is not limited to the stocks included in the Russell 1000 Value Index and may invest in other stocks that meet the Investment Adviser’s criteria discussed below.

In buying stocks for the Fund, the management team uses a disciplined strategy to identify companies it believes are worth more than is indicated by current market prices, focusing on such factors as a company’s cash flow, dividend yield, financial strength and asset valuation. It also attempts to identify catalysts that, once recognized by the market, would result in a higher valuation for the company. Examples of such catalysts are: new products or services, rejuvenated or superior management, changes in industry position and the realization of undervalued assets. The investment management team normally will sell a security that it believes has achieved its full valuation or is no longer attractive based upon the evaluation criteria described above.

Frank Russell Company does not endorse any of the securities in the Russell 1000 Value Index. It is not a sponsor of the Large Cap Value Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events

NORTHERN FUNDS PROSPECTUS	19	EQUITY FUNDS

EQUITY FUNDS

LARGE CAP VALUE FUND

that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform other styles of investing or the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2011 is 0.31%. For the periods shown in the bar chart above, the highest quarterly return was 17.55% in the second quarter of 2009, and the lowest quarterly return was (21.18)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Large Cap Value Fund	8/03/00
Return before taxes		13.43%	1.51%	3.41%	4.38%
Return after taxes on distributions		13.12%	0.50%	2.64%	3.62%
Return after taxes on distributions and sale of Fund shares		9.14%	1.25%	2.87%	3.72%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		15.51%	1.28%	3.26%	3.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Large Cap Value Fund. Douglas McEldowney, Donna Renaud and Betsy Turner, each a Senior Vice President of Northern Trust Investments, Inc., and Stephen G. Atkins, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since August 2008, March 2007, January 2004 and September 2004, respectively.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

EQUITY FUNDS	20	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

LARGE CAP VALUE FUND

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NORTHERN FUNDS PROSPECTUS	21	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.54%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.29%
Total Annual Fund Operating Expenses	1.39%
Expense Reimbursement(1)	(0.39)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$402	$723	$1,635

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.90% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of June 30, 2011, the market capitalization of the companies in the Russell 2000 Index was between $15.2 million and $3.12 billion. The size of companies in the Russell 2000 Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Index can change the market capitalization range of companies in the Russell 2000 Index. The Fund is not limited to the stocks included in the Russell 2000 Index and may invest in other stocks that meet the criteria of the Fund’s Investment Adviser discussed below.

Using quantitative analysis (evaluation of financial data), the investment management team buys securities of small capitalization companies that it believes have favorable characteristics such as earnings quality, earnings growth, and/or competitive returns on equity relative to their peers. The team may sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics and capital deployment;

■	Risk management analysis in which risk exposures are measured and managed at the security, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

The Fund, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

EQUITY FUNDS	22	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

SMALL CAP CORE FUND

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell Company does not endorse any of the securities in the Russell 2000 Index. It is not a sponsor of the Small Cap Core Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

Effective February 17, 2010, the Fund’s investment strategy changed from an active small cap growth investment strategy to a quantitative small cap core investment style.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2011 is 6.86%. For the periods shown in the bar chart above, the highest quarterly return was 20.03% in the second quarter of 2003, and the lowest quarterly return was (26.48)% in the fourth quarter of 2008.

NORTHERN FUNDS PROSPECTUS	23	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Small Cap Core Fund	9/30/99
Return before taxes		25.58%	5.40%	1.73%	5.19%
Return after taxes on distributions		25.58%	5.40%	1.73%	4.52%
Return after taxes on distributions and sale of Fund shares		16.63%	4.66%	1.49%	4.08%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		26.85%	4.47%	6.33%	6.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Small Cap Core Fund. Robert Bergson, Senior Vice President of Northern Trust Investments, Inc., and Alex Ryer, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since February 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

EQUITY FUNDS	24	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.51%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.26%
Total Annual Fund Operating Expenses	1.36%
Expense Reimbursement(1)	(0.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$395	$710	$1,604

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000 Value Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of June 30, 2011, the market capitalization of the companies in the Russell 2000 Value Index was between $2.1 million and $2.86 billion. The size of companies in the Russell 2000 Value Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Value Index can change the market capitalization range of companies in the Russell 2000 Value Index. The Fund is not limited to the stocks included in the Russell 2000 Value Index and may invest in other stocks that meet the Investment Adviser’s criteria discussed below.

Using quantitative analysis (evaluation of financial data), the investment management team buys small capitalization stocks of companies believed to be worth more than is indicated by current market prices. Similarly, the management team normally will sell a security that it believes has achieved its full valuation, is not attractively priced or for other reasons. The team also may sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a stock is attractively priced, the Fund employs a strategy that uses statistics and other methods to determine which fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality) are predictive of future stock performance. The characteristics are combined to create a proprietary multi-factor quantitative stock selection model that generates stock specific forecasts that are used along with risk controls to determine security weightings.

The Fund, from time to time, may emphasize particular companies or market segments, such as financial services, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

NORTHERN FUNDS PROSPECTUS	25	EQUITY FUNDS

EQUITY FUNDS

SMALL CAP VALUE FUND

Frank Russell Company does not endorse any of the securities in the Russell 2000 Value Index. It is not a sponsor of the Small Cap Value Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2011 is 5.06%. For the periods shown in the bar chart above, the highest quarterly return was 21.10% in the third quarter of 2009, and the lowest quarterly return was (21.80)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Small Cap Value Fund	4/1/94
Return before taxes		24.61%	4.29%	8.67%	9.81%
Return after taxes on distributions		24.42%	3.54%	7.84%	8.22%
Return after taxes on distributions and sale of Fund shares		16.11%	3.56%	7.43%	7.98%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)		24.50%	3.52%	8.42%	10.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the

EQUITY FUNDS	26	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

SMALL CAP VALUE FUND

Small Cap Value Fund. Robert H. Bergson, Senior Vice President of Northern Trust Investments, Inc., has managed the Fund since July 2001.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NORTHERN FUNDS PROSPECTUS	27	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing principally in equity securities and securities of companies that develop, produce or distribute products and services related to technology.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.48%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.23%
Total Annual Fund Operating Expenses	1.48%
Expense Reimbursement(1)	(0.23)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$445	$786	$1,749

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114.90% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, the Investment Adviser will consider whether a company is classified as such by the Bloomberg Industry Classification or is listed in the NYSE Arca Tech 100SM Index or other comparable technology indices. Companies engaged in businesses related to the following products and services also are considered by the Investment Adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics; electronic media; internet; television and video equipment and services; satellite technology and equipment; semiconductors; and alternative energy.

The Fund may invest more than 25% of its total assets in technology companies that develop or sell computer hardware or software and peripheral products, including computer components. In addition, the Fund may also invest in other technology businesses represented in the NYSE Arca Tech 100SM Index, including but not limited to biotechnology, health care and health care equipment, aerospace and defense, and financial administration. The Fund may invest in technology companies without regard to their size.

Using fundamental research and quantitative analysis, the investment management team buys stocks of technology companies that it believes have the potential to appreciate in value over the next one- to three-year period. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities to maintain the desired portfolio composition of or diversification within the Fund.

EQUITY FUNDS	28	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

TECHNOLOGY FUND

The investment management team selects investments based on factors including, but not limited to a company’s prospects relating to:

■	Sustainability of earnings growth;

■	Competitive leadership of its products or market niches;

■	Management depth, transparency and credibility; and

■	Valuation on an absolute basis as well as compared to securities of other technology-related companies and the stock’s own historical norms.

The Fund may make significant investments in initial public offerings (“IPOs”)

Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

COMPUTER SECTOR RISK is the risk that the Fund may be adversely affected by its investments in companies in the computer and related industries (including software and computer services). These companies can be significantly affected by competitive pressure. Profitability can also be affected by changing domestic and international demand, research and development costs and product obsolescence. An increasing number of companies and new product offerings also can lead to slower selling cycles.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

NORTHERN FUNDS PROSPECTUS	29	EQUITY FUNDS

EQUITY FUNDS

TECHNOLOGY FUND

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2011 is 7.06%. For the periods shown in the bar chart above, the highest quarterly return was 31.54% in the fourth quarter of 2001, and the lowest quarterly return was (33.75)% in the third quarter of 2001.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Technology Fund	4/1/96
Return before taxes		24.09%	4.86%	(2.53)%	8.12%
Return after taxes on distributions		24.09%	4.86%	(2.53)%	6.72%
Return after taxes on distributions and sale of Fund shares		15.66%	4.18%	(2.11)%	6.74%
NYSE Arca Tech 100SM Index (reflects no deduction for fees, expenses, or taxes)		25.39%	6.11%	3.28%	12.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Technology Fund. Matthew Peron, Senior Vice President of Northern Trust Investments, Inc., and Deborah L. Koch, Senior Vice President of Northern Trust Investments, Inc., have been managers of the Fund since December 2005 and July 2004, respectively.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■	By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust.

EQUITY FUNDS	30	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

TECHNOLOGY FUND

Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NORTHERN FUNDS PROSPECTUS	31	EQUITY FUNDS

EQUITY FUNDS

BROAD-BASED SECURITIES MARKET INDICES

THE MSCI EAFE® INDEX (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 30, 2011, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

THE NYSE ARCA TECH 100SM INDEX is a price-weighted index comprised of stocks and ADRs of technology-related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses. Subsectors in the Index include but are not limited to: computer hardware and software, semiconductors, telecommunications, electronics, aerospace and defense, health care and health care equipment, biotechnology and financial administration.

THE RUSSELL 1000® INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization, which represents approximately 92% of the U.S. market as of May 31, 2011.

THE RUSSELL 1000® GROWTH INDEX is an unmanaged index measuring the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000® VALUE INDEX is an unmanaged index measuring the performance of those companies included in the Russell 1000® Index having lower price-to-book ratios and forecasted growth values.

THE RUSSELL 2000® INDEX is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 10% of the total market capitalization of the Russell 3000® Index as of May 31, 2011.

THE RUSSELL 2000® VALUE INDEX is an unmanaged index measuring the performance of those companies included in the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 3000® INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of May 31, 2011.

THE S&P 500® INDEX is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

EQUITY FUNDS	32	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

INVESTMENT ADVISER

This Prospectus describes nine equity funds (each a “Fund,” collectively, the “Funds”), which are currently offered by Northern Funds (the “Trust”).

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser,” formerly known and conducting business as Northern Trust Investments, N.A.), an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of each of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2011, Northern Trust Corporation, through its affiliates, had assets under custody of $4.4 trillion, and assets under investment management of $684.1 billion.

Under the Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.

NORTHERN FUNDS PROSPECTUS	33	EQUITY FUNDS

EQUITY FUNDS

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets). The table also reflects the advisory fees paid by the Funds for the fiscal year ended March 31, 2011 (expressed as a percentage of each Fund’s respective average daily net assets).

Starting July 31, 2010, the Investment Adviser has contractually agreed to reimburse a portion of each Fund’s expenses (other than acquired fund fees and expenses, extraordinary expenses and interest, if any) so that its “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the amounts shown in the table under the caption “Fees and Expenses of the Fund” in each Fund’s Fund Summary (plus acquired fund fees and expenses, extraordinary expenses and interest, if any). Prior to July 31, 2010, these reimbursements had been voluntary. The contractual reimbursement arrangements are expected to continue until at least July 31, 2012. After this date, the Investment Adviser or a Fund may terminate the contractual arrangements. The Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

The Investment Adviser may reimburse additional expenses or waive advisory fees of the Funds. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Funds’ Advisory Agreement will be available in the Funds’ semiannual report to shareholders for the six-month period ending September 30, 2011.

Fund	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 3/31/11
ENHANCED LARGE CAP	0.30%	0.30%
SMALL CAP CORE	0.85%	0.85%
SMALL CAP VALUE	0.85%	0.85%

	Contractual Rate			Advisory Fee Paid for Fiscal Year Ended 3/31/11
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
INCOME EQUITY	0.85%	0.80%	0.77%	0.85%
INTERNATIONAL EQUITY	1.00%	0.94%	0.90%	1.00%
LARGE CAP EQUITY	0.85%	0.80%	0.77%	0.85%
LARGE CAP GROWTH	0.85%	0.80%	0.77%	0.85%
LARGE CAP VALUE	0.85%	0.80%	0.77%	0.85%
TECHNOLOGY	1.00%	0.94%	0.90%	1.00%

EQUITY FUNDS	34	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager’s role.

The managers for the Enhanced Large Cap Fund are Joseph E. Wolfe, Alex Ryer and Mark C. Sodergren, each a Vice President of Northern Trust Investments, Inc. Mr. Wolfe has been manager since December 2005, Mr. Ryer since August 2010 and Mr. Sodergren since July 31, 2011. Since joining Northern Trust Investments, Inc. in 2005, Mr. Wolfe has been a quantitative group portfolio manager and researcher. Since 2010, Mr. Wolfe has been the head of the quantitative equity research team. Mr. Ryer joined Northern Trust Investments, Inc. in 2005 and is a member of the quantitative active team responsible for research and implementation of several quantitative equity strategies. Mr. Ryer is also a co-manager of the Small Cap Core Fund. Mr. Sodergren joined Northern Trust Investments, Inc. in 2007 and is the head of the quantitative equity portfolio management team and responsible for research and implementation of several quantitative equity strategies. Prior to this, Mr. Sodergren was a portfolio manager at Barclays Global Investors focused on active US large cap strategies.

The manager for the Income Equity Fund is Jackie M. Benson, Vice President of Northern Trust Investments, Inc. Ms. Benson was co-manager of the Fund from March 2007 to May 2009. Since joining Northern Trust Investments, Inc. in September 2004, Ms. Benson has managed various equity portfolios.

The manager for the International Equity Fund is Douglas McEldowney, Senior Vice President of Northern Trust Investments, Inc. Mr. McEldowney has been manager since March 2011. Mr. McEldowney joined Northern Trust Investments, Inc. in 2006 and has managed various equity and fixed-income portfolios. From 2003 to 2006, Mr. McEldowney served as a portfolio manager at Franklin Templeton. Mr. McEldowney is also a co-manager of the Large Cap Value Fund.

The managers for the Large Cap Equity Fund are Matthew Peron, Senior Vice President of Northern Trust Investments, Inc., and Christopher D. Shipley, Vice President of Northern Trust Investments, Inc. Both Mr. Peron and Mr. Shipley have had such responsibility since March 2011. Since joining Northern Trust Investments, Inc. in November 2005, Mr. Peron has managed various equity portfolios. Mr. Peron is also a co-manager of the Technology Fund. Since joining Northern Trust Investments, Inc. in April 2000, Mr. Shipley was an equity analyst until December 2010, when he became the director of equity research.

The managers for the Large Cap Growth Fund are Joseph R. Diehl, Jr., Senior Vice President of Northern Trust Investments, Inc., and Greg M. Newman, Vice President of Northern Trust Investments, Inc. Both have had such responsibility since July 2009. Mr. Diehl joined Northern Trust Investments, Inc. in 1971 and has led the Thematic Large Cap Growth Separately Managed Account team since 1997. He has also managed funds for individuals, retirement plans and charitable foundations. Mr. Newman joined Northern Trust Investments, Inc. in 1997 and has co-managed the Thematic Large Cap Growth Separately Managed Account team since 2007. Prior to this, Mr. Newman managed customized portfolios for individuals, retirement plans and charitable foundations.

The managers for the Large Cap Value Fund are Douglas McEldowney, Donna Renaud and Betsy Turner, each a Senior Vice President of Northern Trust Investments, Inc., and Stephen G. Atkins, Vice President of Northern Trust Investments, Inc. Mr. McEldowney has been manager since August 2008, Ms. Renaud since March 2007, Ms. Turner since January 2004 and Mr. Atkins since September 2004. Mr. McEldowney joined Northern Trust Investments, Inc. in 2006, Ms. Renaud joined in August 2004, and Ms. Turner and Mr. Atkins both joined in May 2000. Since joining Northern Trust Investments, Inc., each portfolio manager has managed various equity and fixed-income portfolios. From 2003 to 2006, Mr. McEldowney served as a portfolio manager at Franklin Templeton.

The managers for the Small Cap Core Fund are Robert Bergson, Senior Vice President of Northern Trust Investments, Inc., and Alex Ryer, Vice President of Northern Trust Investments, Inc. Both have had such responsibility since February 2010. Mr. Bergson joined Northern Trust Investments, Inc. in 1997 and has managed various equity portfolios. Mr. Ryer joined Northern Trust Investments, Inc. in 2005, where he is a member of the quantitative active team responsible for research and implementation of several quantitative equity strategies.

The manager for the Small Cap Value Fund is Robert H. Bergson, Senior Vice President of Northern Trust Investments, Inc. Mr. Bergson has been manager since July 2001. Mr. Bergson joined Northern Trust Investments, Inc. in 1997 and has managed various equity portfolios.

The managers for the Technology Fund are Matthew Peron, Senior Vice President of Northern Trust Investments, Inc., and Deborah L. Koch, Senior Vice President of Northern Trust Investments, Inc. Mr. Peron has been manager since December 2005 and Ms. Koch since July 2004. Since joining Northern Trust Investments, Inc. in 2003, Ms. Koch has managed various equity portfolios.

NORTHERN FUNDS PROSPECTUS	35	EQUITY FUNDS

EQUITY FUNDS

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information (“SAI”).

LEGAL PROCEEDINGS

On December 7, 2010, Northern Funds was named as a defendant and a putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding attempts to “clawback” the proceeds paid out in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out.

On June 2, 2011, the indenture trustees of certain noteholders of Tribune Company (“noteholder trustees”) filed a suit in the United States District Court for the Northern District of Illinois (“Illinois lawsuit”) seeking to avoid and recover, as constructively fraudulent conveyances, the same transfer of proceeds in connection with the leveraged buy-out discussed above. The complaint names a putative defendant class of legal or beneficial owners of Tribune Company’s common stock that was purchased, repurchased or redeemed by Tribune Company in connection with the 2007 leveraged buy-out, as defendants. The Enhanced Large Cap Fund and Large Cap Value Fund are specifically named as defendants in the complaint. Northern Funds understands that on June 2-3, 2011, the noteholder trustees filed at least thirty-nine other substantially similar lawsuits in courts throughout the country (together with the Illinois lawsuit, the “Noteholder lawsuits”). The Noteholder lawsuits purportedly are stayed, pending bankruptcy plan approval in the Tribune Company bankruptcy proceeding described above.

The value of the proceeds received by the Enhanced Large Cap Fund and the Large Cap Value Fund are approximately $308,000 and $26,520,000, respectively. The Funds cannot predict the outcome of these proceedings. The complaints allege no misconduct by the Funds or any member of the putative defendant class, and the Funds intend to vigorously defend any lawsuit. The Funds are currently assessing these cases and have not yet determined the potential effect, if any, on their respective net asset values.

EQUITY FUNDS	36	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

OTHER FUND SERVICES

The Northern Trust Company (“TNTC,” together with NTI, referred to as “Northern Trust”) serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Funds. TNTC also performs certain administrative services for the Funds pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Funds.

NTI, as Administrator, is entitled to an administration fee from the Funds at the annual rate of 0.15% of the average daily net assets of each Fund. TNTC, as Transfer Agent, is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund.

Pursuant to an exemptive order issued by the SEC, each Fund invests its uninvested cash in a money market fund advised by the Investment Adviser or its affiliates. Accordingly, each Fund will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. Currently, the uninvested cash of the Funds is invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35%. However, pursuant to the exemptive order, Northern will reimburse each Fund for advisory fees otherwise payable to the Fund on any assets invested in an affiliated money market fund.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI, or any other Northern Trust affiliate.

NORTHERN FUNDS PROSPECTUS	37	EQUITY FUNDS

EQUITY FUNDS

PURCHASING AND SELLING SHARES

THE TRUST IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Fund Summaries may help you choose the Fund or Funds that best fit your investment needs. Keep in mind, however, that no Fund can guarantee it will meet its investment objective, and no Fund should be relied upon as a complete investment program. The Trust also offers other funds, including additional equity, equity index, fixed-income and money market funds, which are described in separate prospectuses.

Please note that the fee and expense information shown under “Fees and Expenses of the Fund” in the Fund Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, correspondent banks and other institutions on their customers. (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 46.)

PURCHASING SHARES

You may purchase shares directly from the Trust or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800-595-9111.

OPENING AN ACCOUNT

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their customers on behalf of the Funds. See “Account Policies and Other Information—Financial Intermediaries” on page 46 for additional information regarding purchases of Fund shares through authorized intermediaries.

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the Funds:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Enclose a check payable to Northern Funds.

■

If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a Northern Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Mail your check, Northern Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 46.

■	For overnight delivery use the following address:

Northern Funds

801 South Canal Street

Chicago, Illinois 60607

■	For subsequent investments:

■	Enclose your check with the investment slip portion of the confirmation of your previous investment; or

■	Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Funds Center at 800-595-9111.

■	Complete a New Account Application and send it to:

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

EQUITY FUNDS	38	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

BY DIRECT DEPOSIT

TO PURCHASE ADDITIONAL SHARES:

■	Determine if your employer has direct deposit capabilities through the ACH.

■	Have your employer send payments to:

ABA Routing No. 0710-00152

(Reference 10-Digit Fund account number, with no spaces (e.g., ##########))

(Reference Shareholder’s Name)

■	The minimum periodic investment for direct deposit is $50.

BY AUTOMATIC INVESTMENT

TO OPEN A NEW ACCOUNT:

■	Complete a New Account Application, including the Automatic Investment section.

■	Send it to:

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

■	The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

■	Call 800-595-9111 to obtain an Automatic Investment Plan Form.

■	The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days’ written notice, if the account’s net asset value (“NAV”) is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund’s NAV.

BY DIRECTED REINVESTMENT

You may elect to have your income dividend and capital gain distributions automatically invested in another Fund account.

■	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

■	Reinvestments can only be directed to an existing Fund account (which must meet the minimum investment requirement).

BY EXCHANGE

You may open a new account or add to an existing account by exchanging shares of one Fund of the Trust for shares of any other Fund offered by the Trust. See “Selling Shares—By Exchange.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you have an account with Northern Trust, you may purchase shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with the Trust. To determine whether you may purchase shares through your institution, contact your institution directly or call 800-595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

SELLING SHARES

THROUGH AN AUTHORIZED INTERMEDIARY. If you purchase shares from an authorized intermediary, you may sell (redeem) shares by contacting your financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 46 for additional information regarding sales (redemptions) of Fund shares through authorized intermediaries.

NORTHERN FUNDS PROSPECTUS	39	EQUITY FUNDS

EQUITY FUNDS

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

If you purchased shares directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

■	The number of shares or the dollar amount to be redeemed;

■	The Fund account number;

■	The signatures of all account owners;

■	A signature guarantee also is required if:

■	The proceeds are to be sent elsewhere than the address of record, or

■	The redemption amount is greater than $50,000.

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

■	You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

■	Call the Transfer Agent at 800-595-9111 for instructions.

■	The minimum amount that may be redeemed by this method is $250.

BY SYSTEMATIC WITHDRAWAL

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Funds of the Trust.

■	Call 800-595-9111 for an application form and additional information.

■	The minimum amount is $250 per withdrawal.

BY EXCHANGE

The Trust offers you the ability to exchange shares of one Fund in the Trust for shares of another Fund in the Trust.

■	When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

■	Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA).

■	Call 800-595-9111 for more information.

BY TELEPHONE

If you authorize the telephone privilege on your New Account Application, you may redeem shares by telephone.

■	If your account is already opened, send a written request to:

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

■	The request must be signed by each owner of the account and must be accompanied by signature guarantees.

■	Call 800-595-9111 to use the telephone privilege.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail” and outlined below under “Selling Shares—By Internet.”

BY INTERNET

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

EQUITY FUNDS	40	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

■

Although the Trust imposes no charges when you redeem shares of a Fund (other than the 2.00% redemption fee charged for shares of the International Equity Fund held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

NORTHERN FUNDS PROSPECTUS	41	EQUITY FUNDS

EQUITY FUNDS

ACCOUNT POLICIES AND OTHER INFORMATION

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at NAV. The NAV for each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 46.

Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates fair value.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Fund(s), provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day; or

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

■

You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■

You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

■	Exchanges into the Funds from another fund in the Trust may be subject to any redemption fee imposed by the other fund.

■

The Trust and NFD each reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 46.

■

If the Transfer Agent cannot locate an investor for a period of time specified by appropriate state law, the investor’s account may be deemed legally abandoned and then escheated (transferred) to the state’s unclaimed property administrator in accordance with statutory requirements.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a

EQUITY FUNDS	42	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day, at that day’s closing share price for the applicable Fund(s) (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day or, if you are redeeming your shares through an authorized intermediary, up to three Business Days, following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The International Equity Fund charges a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Fund is authorized to waive the redemption fee for the following transactions:

■

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

■

Redemptions where the shares were purchased through financial intermediaries that the Investment Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Investment Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place;

■

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

■	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

■	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

■	Redemptions to satisfy minimum required distributions from retirement accounts;

■	Redemptions representing the return of excess contributions in retirement accounts;

■	Redemptions initiated by the Fund; and

■	Redemptions following investments of contributions in the Fund by participants in defined contribution plans.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, the Fund reserves the right to add, modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Fund is limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Fund. Northern Trust will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the applicable Fund. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is

NORTHERN FUNDS PROSPECTUS	43	EQUITY FUNDS

EQUITY FUNDS

directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund’s NAV.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■

You may initiate transactions between Northern Trust banking and the Trust’s accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 46.

EXCHANGE PRIVILEGES. You may exchange shares of one Fund in the Trust for shares of another Fund in the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. An exchange is a redemption of shares of one Fund and the purchase of shares of another Fund in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Funds that invest in issuers located in emerging markets. Securities of emerging market issuers tend to be less liquid than issuers located in developed markets, and Funds that invest principally in issuers located in emerging markets may therefore be subject to an increased risk of arbitrage. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Fund during a calendar quarter. A “round trip” is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. The Trust is authorized to permit more than two “round

EQUITY FUNDS	44	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

trips” in a Fund during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Fund.

In addition, the International Equity Fund imposes a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 43. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. While Northern Trust may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Trust. Certain financial intermediaries may monitor their customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Fund. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 39 or 40 for initiating transactions by the Internet.

NORTHERN FUNDS PROSPECTUS	45	EQUITY FUNDS

EQUITY FUNDS

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions only in writing. You may make changes to an address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”), or other acceptable evidence of authority (if applicable). Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Funds Certification Form or other acceptable evidence of authority (if applicable). Requests must include the following:

■	The account number (if issued) and Fund name;

■	The amount of the transaction, in dollar amount or number of shares;

■	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

■	Required signature guarantees, if applicable;

■

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800-595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation or unusual event, please call 800-595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized

EQUITY FUNDS	46	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

The Trust may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares (“Service Organizations”). These support services may include:

■	assisting investors in processing purchase, exchange and redemption requests;

■	processing dividend and distribution payments from the Funds;

■	providing information to customers showing their positions in the Funds; and

■	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily NAV of the shares covered by their agreements. Because these fees are paid out of the Funds’ assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Trust. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may allow the Funds greater access to such parties and their customers than would be the case if no payments were paid.

Investors purchasing shares of a Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations and other financial intermediaries are governed by a Distribution and Service Plan (the “Plan”) that has been adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations and other financial intermediaries, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds. The Plan may be implemented at any time without further Board of Trustees approval. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund’s average net assets under the Plan.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund’s holdings, current as of calendar quarter-end will be available on the Trust’s Web site at

NORTHERN FUNDS PROSPECTUS	47	EQUITY FUNDS

EQUITY FUNDS

northernfunds.com no earlier than ten (10) calendar days after the end of the respective period. The Funds will also publish their top ten holdings on their Web site, current as of month end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by telephone at 800-595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-595-9111 or by sending an e-mail to: northern-funds@ntrs.com.

EQUITY FUNDS	48	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another fund in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Fund in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Fund in the Trust in which you maintain an account.

Dividend and capital gain distributions that are returned to a Fund as undeliverable will be reinvested into your account upon return receipt at the Fund’s then current NAV. Also, future distributions will be reinvested until the Fund receives valid delivery instructions.

The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

Fund	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
ENHANCED LARGE CAP	Quarterly	Annually
INCOME EQUITY	Monthly	Annually
INTERNATIONAL EQUITY	Annually	Annually
LARGE CAP EQUITY	Quarterly	Annually
LARGE CAP GROWTH	Annually	Annually
LARGE CAP VALUE	Annually	Annually
SMALL CAP CORE	Annually	Annually
SMALL CAP VALUE	Annually	Annually
TECHNOLOGY	Annually	Annually

NORTHERN FUNDS PROSPECTUS	49	EQUITY FUNDS

EQUITY FUNDS

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2012. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced by a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. This lower rate for “qualifying dividends” is also currently scheduled to expire after 2012. For taxable years beginning after December 31, 2012, “qualifying dividends” will be taxed at ordinary income rates.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from each Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

FOREIGN TAXES. The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Funds not eligible to make this election and eligible Funds that do not make the election will be entitled to deduct such taxes in computing the amounts they are required to distribute.

SALES AND EXCHANGES. The sale, exchange, or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Fund for shares of another Fund is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you

EQUITY FUNDS	50	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from companies whose securities are held by a Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. For taxable years of the Fund beginning before January 1, 2012, interest-related dividends and short-term capital gain dividends are generally exempt from withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

NORTHERN FUNDS PROSPECTUS	51	EQUITY FUNDS

EQUITY FUNDS

SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

This section takes a closer look at some of the Funds’ principal investment strategies and related risks.

INVESTMENT OBJECTIVES. A Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

INVESTMENT STRATEGY. Each of the Funds invests primarily in equity securities.

SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as ADRs, EDRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The International Equity Fund intends to invest a substantial portion of its total assets in foreign securities. Under normal circumstances, the International Equity Fund will invest significantly (at least 40%) in companies that are located, headquartered, incorporated or otherwise organized outside of the U.S. The International Equity Fund expects its foreign investments to be allocated among companies that are diversified among various regions, countries including the U.S. (but no less than three different countries other than the U.S.), industries and capitalization ranges. Although they invest primarily in the securities of U.S. issuers, the Income Equity, Large Cap Equity, Large Cap Growth, Large Cap Value, Small Cap Core, Small Cap Value and Technology Funds are permitted to invest up to 25% of their total assets in foreign securities including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Although it invests primarily in the securities of U.S. issuers, the Enhanced Large Cap Fund is permitted to invest in foreign securities including ADRs, EDRs and GDRs. The Enhanced Large Cap Fund’s direct investments in non-U.S. dollar denominated securities traded outside the U.S. are not expected to exceed 20% of the Fund’s net assets. These Funds also may invest in foreign time deposits and other short-term instruments.

The International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed,

EQUITY FUNDS	52	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

liquid and subject to extensive regulation. Such countries may include, but are not limited to, Japan, the United Kingdom, France, Germany and Switzerland. Additionally, the International Equity Fund may invest up to 25% of its total assets in emerging markets.

GENERAL. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds’ respective net currency positions may expose them to risks independent of their securities positions.

A Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions. The International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Fund to increased foreign securities risk with respect to the particular country.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and

NORTHERN FUNDS PROSPECTUS	53	EQUITY FUNDS

EQUITY FUNDS

issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the investment adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investments in some emerging countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of a Fund in connection with the security.

Unanticipated political, economic or social developments may affect the value of a Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse affect on these countries’ economies and their securities markets. Moreover, many emerging countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an

EQUITY FUNDS	54	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

investor in such companies, a Fund will be indirectly subject to those risks.

Many emerging countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.

The creditworthiness of firms used by a Fund to effect securities transactions in emerging countries may not be as strong as in some developed countries. As a result, a Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

A Fund’s ability to manage its foreign currency may be restricted in emerging countries. As a result, a significant portion of a Fund’s currency exposure in these countries may not be covered.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging markets.

PORTFOLIO TURNOVER. The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for certain Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Funds’ historical portfolio turnover rates.

SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance can be more volatile and they can face a greater risk of business failure, which could increase the volatility of the Fund’s investments.

Securities of small companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price.

SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE TECHNOLOGY FUND. The Technology Fund’s concentration in technology securities presents special risk considerations.

INVESTMENT STRATEGY. The Technology Fund invests principally in companies that develop, produce or distribute products and services related to advances in technology.

SPECIAL RISKS. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry may affect negatively the financial condition of technology companies, and the Fund’s concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. You should, therefore, expect that the NAV of the Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

In addition, the Fund’s investments may be concentrated in companies that develop or sell computer hardware or software

NORTHERN FUNDS PROSPECTUS	55	EQUITY FUNDS

EQUITY FUNDS

and peripheral products, including computer components, which present additional risks. These companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser may use.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, CMOs and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment grade or equivalent unrated loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase these and other types of asset-backed securities. The Funds also may invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by a Fund.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage or other asset-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain of the Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit

EQUITY FUNDS	56	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Funds invest.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the NAV of the Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Funds may each acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities held by a Fund.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest a portion of their assets in custodial receipts.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater

NORTHERN FUNDS PROSPECTUS	57	EQUITY FUNDS

EQUITY FUNDS

price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Funds may purchase certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations (“CMOs”) and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

INVESTMENT STRATEGY. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities (other than the Income Equity Fund which may invest to a greater extent in derivatives) including structured securities, options, futures, swaps, and interest rate caps and floors if the potential risks and rewards are consistent with the Fund’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. A Fund may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Funds may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. Each of the Funds may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

EQUITY FUNDS	58	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

INVESTMENT STRATEGY. Each of the Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Funds also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INITIAL PUBLIC OFFERINGS. An IPO is a company’s first offering of stock to the public.

INVESTMENT STRATEGY. The Funds may invest in IPOs.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the

NORTHERN FUNDS PROSPECTUS	59	EQUITY FUNDS

EQUITY FUNDS

absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Fund for a set time period.

INVESTMENT STRATEGY. The Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency–they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

EQUITY FUNDS	60	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, S&P’s Depositary Receipts® (“SPDRs”) and other ETFs. Other investment companies in which the Funds may invest include other funds for which the Investment Adviser or any of its affiliates serve as investment advisers.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Fund.

SPECIAL RISKS. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by S&P;

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Funds may invest in fixed-income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the next section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Funds generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.

INVESTMENT STRATEGY. The Funds may invest up to 15% (100% in the case of the Income Equity Fund) of their total assets, measured at the time of purchase, in non-investment grade fixed-income and convertible securities, when the investment management team determines that such securities are desirable in light of the Funds’ investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated

NORTHERN FUNDS PROSPECTUS	61	EQUITY FUNDS

EQUITY FUNDS

securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in higher quality securities.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund’s assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. Each Fund may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

EQUITY FUNDS	62	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Fund acquires the securities.

SPECIAL RISKS. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable by the Fund.

With respect to collateral received in repurchase transactions or other investments, a Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the Funds may make short sales against-the-box.

SPECIAL RISKS. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Funds may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund’s total return.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Fund may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently,

NORTHERN FUNDS PROSPECTUS	63	EQUITY FUNDS

EQUITY FUNDS

structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less.

INVESTMENT STRATEGY. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. A Fund also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit a Fund’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Although many U.S. government securities in which the Funds may invest, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent a Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the

EQUITY FUNDS	64	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each ach Fund may invest in warrants and similar rights. A Fund also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Additionally, the Funds may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Fund.

The Funds may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Funds, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

DISCLAIMERS

The Enhanced Large Cap and Large Cap Equity Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s® Ratings Services (“S&P”), nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any

NORTHERN FUNDS PROSPECTUS	65	EQUITY FUNDS

EQUITY FUNDS

person or by any entity from the use of the S&P 500 Index or by any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.

The Large Cap Growth, Large Cap Value, Small Cap Core and Small Cap Value Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company (“Russell”), nor does Russell guarantee the accuracy and/or completeness of the Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index or Russell 2000 Value Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index or Russell 2000 Value Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Index or Russell 2000 Value Index or any data included therein.

“Archipelago® ”, “NYSE ArcaSM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Northern Trust. Neither NYSE Group, Inc. nor Archipelago Holdings, Inc. makes any recommendation concerning the advisability of investing in the Technology Fund.

EQUITY FUNDS	66	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND’S OPERATION).

Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and without charge.

NORTHERN FUNDS PROSPECTUS	67	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS

ENHANCED LARGE CAP FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$8.38		$5.66	$9.41	$11.25	$10.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12		0.12	0.16	0.18	0.14
Net realized and unrealized gains (losses)	1.06		2.72	(3.75)	(1.24)	1.13
Total from Investment Operations	1.18		2.84	(3.59)	(1.06)	1.27
LESS DISTRIBUTIONS PAID:
From net investment income	(0.13)		(0.12)	(0.16)	(0.17)	(0.14)
From net realized gains	—		—	—	(0.61)	(0.10)
Total Distributions Paid	(0.13)		(0.12)	(0.16)	(0.78)	(0.24)
Net Asset Value, End of Year	$9.43		$8.38	$5.66	$9.41	$11.25
Total Return(1)	14.21%		50.46%	(38.50)%	(10.04)%	12.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$14,349		$25,053	$27,061	$68,899	$138,291
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.59	%(2)	0.60%	0.60%	0.60%	0.60%
Expenses, before reimbursements and credits	1.26%		1.21%	0.94%	0.68%	0.78%
Net investment income, net of reimbursements and credits	1.48	%(2)	1.61%	1.90%	1.47%	1.49%
Net investment income, before reimbursements and credits	0.81%		1.00%	1.56%	1.39%	1.31%
Portfolio Turnover Rate	100.72%		117.73%	100.07%	191.20%	100.03%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $1,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

EQUITY FUNDS	68	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

INCOME EQUITY FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$11.14		$7.73	$11.60	$13.26	$12.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.26		0.26	0.25	0.32	0.36
Net realized and unrealized gains (losses)	1.86		3.37	(3.72)	(0.90)	1.67
Total from Investment Operations	2.12		3.63	(3.47)	(0.58)	2.03
LESS DISTRIBUTIONS PAID:
From net investment income	(0.25)		(0.22)	(0.40)	(0.37)	(0.39)
From net realized gains	—		—	—	(0.71)	(0.44)
Total Distributions Paid	(0.25)		(0.22)	(0.40)	(1.08)	(0.83)
Net Asset Value, End of Year	$13.01		$11.14	$7.73	$11.60	$13.26
Total Return(1)	19.54%		47.21%	(30.37)%	(4.86)%	17.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$385,609		$304,288	$214,703	$409,062	$453,198
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.99	%(2)	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.23%		1.23%	1.28%	1.28%	1.23%
Net investment income, net of reimbursements and credits	2.17	%(2)	2.71%	2.66%	2.45%	2.81%
Net investment income, before reimbursements and credits	1.93%		2.48%	2.38%	2.17%	2.58%
Portfolio Turnover Rate	18.67%		26.94%	20.93%	50.08%	32.85%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $17,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	69	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

INTERNATIONAL EQUITY FUND(1)
Selected per share data	2011		2010	2009		2008	2007
Net Asset Value, Beginning of Year	$7.92		$5.31	$10.70		$13.61	$12.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.13	0.32		0.16	0.16
Net realized and unrealized gains (losses)	0.75		2.66	(4.87)		(0.04)	2.25
Total from Investment Operations	0.85		2.79	(4.55)		0.12	2.41
LESS DISTRIBUTIONS PAID:
From net investment income(2)	(0.12)		(0.18)	(0.31)		(0.19)	(0.23)
From net realized gains	—		—	(0.53)		(2.84)	(1.19)
Total Distributions Paid	(0.12)		(0.18)	(0.84)		(3.03)	(1.42)
Net Asset Value, End of Year	$8.65		$7.92	$5.31		$10.70	$13.61
Total Return(3)	10.86%		52.58%	(43.23)%		(0.69)%	19.63%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$330,550		$318,748	$238,907		$924,185	$1,201,357
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.25	%(4)	1.25%	1.26	%(5)	1.25%	1.26	%(5)
Expenses, before reimbursements and credits	1.40%		1.40%	1.40%		1.39%	1.40%
Net investment income, net of reimbursements and credits	1.18	%(4)	1.69%	2.27%		1.09%	1.14%
Net investment income, before reimbursements and credits	1.03%		1.54%	2.13%		0.95%	1.00%
Portfolio Turnover Rate	40.87%		44.44%	75.96%		74.69%	69.99%

(1)	Formerly known as the International Growth Equity Fund.

(2)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $6,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

(5)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund’s temporary borrowings against a line of credit.

EQUITY FUNDS	70	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP EQUITY FUND(1)
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.63		$8.28	$13.17	$16.22	$16.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07		0.10	0.15	0.12	0.12
Net realized and unrealized gains (losses)	1.73		4.35	(4.89)	(1.10)	1.16
Total from Investment Operations	1.80		4.45	(4.74)	(0.98)	1.28
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)		(0.10)	(0.15)	(0.12)	(0.13)
From net realized gains	—		—	—	(1.95)	(1.17)
Total Distributions Paid	(0.08)		(0.10)	(0.15)	(2.07)	(1.30)
Net Asset Value, End of Year	$14.35		$12.63	$8.28	$13.17	$16.22
Total Return(2)	14.30%		53.90%	(36.17)%	(7.12)%	7.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$156,298		$162,570	$138,377	$328,003	$577,212
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.00	%(3)	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.25%		1.23%	1.20%	1.16%	1.17%
Net investment income, net of reimbursements and credits	0.55	%(3)	0.89%	1.29%	0.70%	0.67%
Net investment income, before reimbursements and credits	0.30%		0.66%	1.09%	0.54%	0.50%
Portfolio Turnover Rate	47.83%		67.21%	92.02%	72.00%	88.79%

(1)	Effective July 31, 2010, the Fund changed its name from the Growth Equity Fund to the Large Cap Equity Fund and changed its investment strategy from investing, under normal cicumstances, at least 80% of its net assets in equity securities, to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $2,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	71	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP GROWTH FUND(1)
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$19.16		$13.41	$21.48	$20.91	$20.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	—	(2)	0.05	0.08	0.08	0.08
Net realized and unrealized gains (losses)	4.04		5.77	(8.06)	0.58	0.73
Total from Investment Operations	4.04		5.82	(7.98)	0.66	0.81
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)		(0.07)	(0.09)	(0.09)	(0.07)
Total Distributions Paid	(0.02)		(0.07)	(0.09)	(0.09)	(0.07)
Net Asset Value, End of Year	$23.18		$19.16	$13.41	$21.48	$20.91
Total Return(3)	21.08%		43.39%	(37.19)%	3.05%	4.09%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$89,506		$82,726	$70,539	$148,731	$178,752
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.99	%(4)	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.33%		1.34%	1.30%	1.25%	1.25%
Net investment income, net of reimbursements and credits	0.02	%(4)	0.29%	0.39%	0.30%	0.35%
Net investment income (loss), before reimbursements and credits	(0.32)%		(0.05)%	0.09%	0.05%	0.10%
Portfolio Turnover Rate	147.29%		154.48%	246.80%	157.49%	148.99%

(1)	Effective July 31, 2010, the Fund changed its name from the Select Equity Fund to the Large Cap Growth Fund and changed its investment strategy from investing, under normal circumstances, at least 80% of its net assets in equity securities, to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies.

(2)	Amount was less than $0.01 per share.

(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(4)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $5,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

EQUITY FUNDS	72	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

LARGE CAP VALUE FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$9.37		$6.21	$10.23	$13.70	$13.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15		0.18	0.30	0.31	0.27
Net realized and unrealized gains (losses)	0.86		3.16	(4.07)	(1.93)	1.59
Total from Investment Operations	1.01		3.34	(3.77)	(1.62)	1.86
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)		(0.18)	(0.25)	(0.40)	(0.26)
From net realized gains	—		—	—	(1.45)	(1.26)
Total Distributions Paid	(0.18)		(0.18)	(0.25)	(1.85)	(1.52)
Net Asset Value, End of Year	$10.20		$9.37	$6.21	$10.23	$13.70
Total Return(1)	10.86%		53.94%	(37.16)%	(13.12)%	14.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$191,223		$227,104	$219,912	$573,885	$1,171,644
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.10	%(2)	1.10%	1.10%	1.10%	1.10%
Expenses, before reimbursements and credits	1.23%		1.21%	1.21%	1.17%	1.18%
Net investment income, net of reimbursements and credits	1.36	%(2)	1.76%	2.95%	2.09%	1.83%
Net investment income, before reimbursements and credits	1.23%		1.65%	2.84%	2.02%	1.75%
Portfolio Turnover Rate	65.38%		30.54%	61.00%	68.10%	41.13%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $11,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	73	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP CORE FUND
Selected per share data	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Year	$12.38		$7.81		$12.56	$13.77	$12.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01		(0.08)		(0.07)	(0.09)	(0.12)
Net realized and unrealized gains (losses)	3.41		4.65		(4.68)	(1.12)	0.96
Total from Investment Operations	3.42		4.57		(4.75)	(1.21)	0.84
Net Asset Value, End of Year	$15.80		$12.38		$7.81	$12.56	$13.77
Total Return(1)	27.73%		58.39%		(37.77)%	(8.86)%	6.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$180,602		$39,001		$29,206	$47,299	$52,099
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.98	%(2)	1.22	%(3)	1.25%	1.25%	1.25%
Expenses, before reimbursements and credits	1.39%		1.86%		1.71%	1.57%	1.53%
Net investment income (loss), net of reimbursements and credits	0.22	%(2)	(0.71)%		(0.67)%	(0.67)%	(0.80)%
Net investment loss, before reimbursements and credits	(0.19)%		(1.35)%		(1.13)%	(0.99)%	(1.08)%
Portfolio Turnover Rate	13.90%		224.05%		299.24%	244.58%	140.99%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $12,000, which represents 0.02 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

(3)	Effective February 17, 2010, the Fund changed its name from the Small Cap Growth Fund to the Small Cap Core Fund and changed its investment strategy from an active small cap growth investment style to a quantitative small cap core investment style. These changes resulted in a reduction to the Fund’s expense limitations, effective February 17, 2010, from 1.25% to 1.00%.

EQUITY FUNDS	74	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

SMALL CAP VALUE FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.33		$8.49	$13.30	$16.62	$17.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.09	0.12	0.13	0.09
Net realized and unrealized gains (losses)	2.87		4.85	(4.81)	(2.20)	0.91
Total from Investment Operations	2.97		4.94	(4.69)	(2.07)	1.00
LESS DISTRIBUTIONS PAID:
From net investment income	(0.10)		(0.10)	(0.12)	(0.14)	(0.12)
From net realized gains	—		—	—	(1.11)	(1.85)
Total Distributions Paid	(0.10)		(0.10)	(0.12)	(1.25)	(1.97)
Net Asset Value, End of Year	$16.20		$13.33	$8.49	$13.30	$16.62
Total Return(1)	22.37%		58.27%	(35.51)%	(12.63)%	5.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,732,969		$1,464,482	$905,665	$961,828	$951,307
Ratio to average net assets of:
Expenses, net of reimbursements and credits	0.99	%(2)	1.00%	1.00%	1.00%	1.00%
Expenses, before reimbursements and credits	1.36%		1.38%	1.38%	1.32%	1.24%
Net investment income, net of reimbursements and credits	0.70	%(2)	0.82%	1.20%	0.85%	0.68%
Net investment income, before reimbursements and credits	0.33%		0.44%	0.82%	0.53%	0.44%
Portfolio Turnover Rate	17.94%		33.26%	36.95%	47.25%	41.07%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $111,000, which represents 0.01 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

NORTHERN FUNDS PROSPECTUS	75	EQUITY FUNDS

EQUITY FUNDS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED MARCH 31,

TECHNOLOGY FUND
Selected per share data	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.14		$8.48	$11.98	$12.38	$12.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.07)		(0.06)	(0.04)	(0.09)	(0.10)
Net realized and unrealized gains (losses)	3.55		3.72	(3.46)	(0.31)	0.26
Total from Investment Operations	3.48		3.66	(3.50)	(0.40)	0.16
Net Asset Value, End of Year	$15.62		$12.14	$8.48	$11.98	$12.38
Total Return(1)	28.67%		43.16%	(29.22)%	(3.23)%	1.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$94,851		$81,054	$62,720	$110,286	$146,537
Ratio to average net assets of:
Expenses, net of reimbursements and credits	1.25	%(2)	1.25%	1.25%	1.25%	1.25%
Expenses, before reimbursements and credits	1.48%		1.49%	1.49%	1.41%	1.38%
Net investment loss, net of reimbursements and credits	(0.53	)%(2)	(0.56)%	(0.34)%	(0.60)%	(0.68)%
Net investment loss, before reimbursements and credits	(0.76)%		(0.80)%	(0.58)%	(0.76)%	(0.81)%
Portfolio Turnover Rate	114.90%		47.81%	140.14%	133.45%	84.66%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	The net expenses and net investment income ratios include additional reimbursements of advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds of approximately $3,000, which represents less than 0.005 percent of average net assets for the fiscal year ended March 31, 2011. Absent the additional reimbursements, net investment income and reimbursements would have been decreased by a corresponding amount.

EQUITY FUNDS	76	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS PROSPECTUS	77	EQUITY FUNDS

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

EQUITY FUNDS	78	NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN FUNDS PROSPECTUS	79	EQUITY FUNDS

EQUITY FUNDS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Additional information about the Funds and their policies also is available in the Funds’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Funds Center at 800-595-9111 or by sending an email request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-595-9111

BY MAIL

Northern Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Funds’ documents are available online and may be downloaded from:

■	The EDGAR database on the SEC’s Web site at sec.gov (text-only).

■	Northern Funds’ Web site at northernfunds.com.

You may review and obtain copies of Northern Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-08236

EQUITY FUNDS	80	NORTHERN FUNDS PROSPECTUS	EQTY PRO (7/11)

PART B

STATEMENT OF ADDITIONAL INFORMATION

ENHANCED LARGE CAP FUND (NOLCX)

INCOME EQUITY FUND (NOIEX)

INTERNATIONAL EQUITY FUND (NOIGX)

LARGE CAP EQUITY FUND (NOGEX)

LARGE CAP GROWTH FUND (NOEQX)

LARGE CAP VALUE FUND (NOLVX)

SMALL CAP CORE FUND (NSGRX)

SMALL CAP VALUE FUND (NOSGX)

TECHNOLOGY FUND (NTCHX)

ARIZONA TAX-EXEMPT FUND (NOAZX)

BOND INDEX FUND (NOBOX)

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND (NCITX)

CALIFORNIA TAX-EXEMPT FUND (NCATX)

FIXED INCOME FUND (NOFIX)

GLOBAL FIXED INCOME FUND (NOIFX)

HIGH YIELD FIXED INCOME FUND (NHFIX)

HIGH YIELD MUNICIPAL FUND (NHYMX)

INTERMEDIATE TAX-EXEMPT FUND (NOITX)

SHORT-INTERMEDIATE TAX-EXEMPT FUND (NSITX)

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND (NSIUX)

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND (NTAUX)

TAX-EXEMPT FUND (NOTEX)

ULTRA-SHORT FIXED INCOME FUND (NUSFX)

U.S. GOVERNMENT FUND (NOUGX)

CALIFORNIA MUNICIPAL MONEY MARKET FUND (NOCXX)

MONEY MARKET FUND (NORXX)

MUNICIPAL MONEY MARKET FUND (NOMXX)

U.S. GOVERNMENT MONEY MARKET FUND (NOGXX)

U.S. GOVERNMENT SELECT MONEY MARKET FUND (NOSXX)

NORTHERN FUNDS

(THE “TRUST”)

This Statement of Additional Information dated July 31, 2011 (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectuses dated July 31, 2011, as amended or supplemented from time to time, for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund (collectively, the “Money Market Funds”), Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Enhanced Large Cap Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Income Equity Fund, Intermediate Tax-Exempt Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Short-Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Small Cap Core Fund, Small Cap Value Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Tax-Exempt Fund, Technology Fund, Ultra-Short Fixed Income Fund and U.S. Government Fund (collectively, the “Non-Money Market Funds,” and together with the Money Market Funds, the “Funds”) of Northern Funds (the “Prospectuses”). Copies of the Prospectuses may be obtained without charge from The Northern Trust Company (the “Transfer Agent”) by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

The audited financial statements for the Funds and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended March 31, 2011 are incorporated herein by reference in the section entitled “Financial Statements.” No other parts of the annual reports are incorporated by reference herein. Copies of the annual reports may be obtained upon request and without charge by calling 800-595-9111 (toll-free).

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company, its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Funds.

ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

Northern Funds (the “Trust”) is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), except the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Global Fixed Income Fund and California Municipal Money Market Fund, which are classified as non-diversified.

Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the “Trust Agreement”). The Trust also offers additional equity, equity index and fixed income funds, which are not described in this document.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) and Northern Trust Global Investments Limited (“NTGIL” and together with NTI, the “Investment Adviser” only for the Global Fixed Income Fund) to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

With respect to the Enhanced Large Cap Fund, Income Equity Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund, Technology Fund, Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, U.S. Government Fund, Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. With respect to the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, Tax-Exempt Fund, California Municipal Money Market Fund and Municipal Money Market Fund, such Funds’ policies to invest at least 80% of their net assets in tax-exempt investments as described are fundamental policies that may not be changed without shareholder approval. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

MONEY MARKET FUNDS—California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund (the “Money Market Funds”)

California Municipal Money Market Fund seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax and California state personal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace.

Money Market Fund seeks to achieve its objective by investing in a broad range of high-quality, U.S. dollar-denominated government, bank and commercial obligations that are available in the money markets.

Municipal Money Market Fund seeks to achieve its objective by investing primarily in high quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace.

U.S. Government Money Market Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities.

U.S. Government Select Money Market Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Fund will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corp.

FIXED INCOME FUNDS—Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and U.S. Government Fund (the “Fixed Income Funds”)

Bond Index Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in bonds and other fixed-income securities included in the Barclays Capital U.S. Aggregate Bond Index in weightings that approximate the relative composition of securities contained in the Index. The Fund will maintain a dollar-weighted average maturity consistent with the Index, which currently has a range of between five to ten years.

Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.

Global Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Fund intends to invest in the securities of issuers located in a number of countries throughout the world. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and eleven years.

High Yield Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in lower quality bonds and other fixed-income securities (commonly referred to as “junk bonds”).

Short-Intermediate U.S. Government Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between two and five years.

Tax-Advantaged Ultra-Short Fixed Income Fund seeks to achieve its objective by investing primarily (and not less than 80% of its net assets) in fixed-income securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months.

Ultra-Short Fixed Income Fund seeks to achieve its objective by investing primarily (and not less than 80% of its net assets) in fixed-income securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months.

U.S. Government Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and ten years.

TAX-EXEMPT FUNDS—Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund (the “Tax-Exempt Funds”)

Arizona Tax-Exempt Fund seeks to achieve its objective by investing in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

California Intermediate Tax-Exempt Fund seeks to achieve its objective by investing in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

California Tax-Exempt Fund seeks to achieve its objective by investing in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

High Yield Municipal Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its net assets in rated and unrated municipal instruments that are of low quality (commonly referred to as “junk bonds”) or medium or upper medium quality. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt.

Intermediate Tax-Exempt Fund seeks to achieve its objective by investing in a broad range of municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

Short-Intermediate Tax-Exempt Fund seeks to achieve its objective by investing in a broad range of municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and five years.

Tax-Exempt Fund seeks to achieve its objective by investing in a broad range of municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

EQUITY FUNDS—Enhanced Large Cap Fund, Income Equity Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund and Technology Fund (the “Equity Funds”)

Enhanced Large Cap Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity securities in large capitalization U.S. companies, including foreign issuers that are traded in the U.S. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500® Index.

Income Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing equity securities, including dividend-paying common and preferred stocks and convertible securities. The Income Equity Fund also may invest up to 20% of its net assets in a broad range of non-convertible fixed-income securities without limitation as to maturity. The Income Equity Fund seeks to provide a high level of current income relative to other mutual funds that invest in equity securities.

International Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities. The International Equity Fund intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Large Cap Equity Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500® Index.

Large Cap Growth Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Growth Index.

Large Cap Value Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Value Index. Any income is incidental to this objective.

Small Cap Core Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Index. Any income is incidental to this objective.

Small Cap Value Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000 Value Index.

Technology Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, the Investment Adviser will consider whether it is classified as such by the Bloomberg Industry Classification or is listed in the NYSE Arca Tech 100SM Index, or any other comparable technology index. Companies engaged in businesses related to the following products and services also are considered by the Investment Adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics, electronic media; internet; television and video equipment and services; satellite technology and equipment; semiconductors and alternative energy.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”). To the extent consistent with their respective investment objectives and strategies, the Funds may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectuses, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fixed Income Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds’ liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The extreme and unprecedented volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. The Treasury has also: (i) established a new secured lending credit facility, which will be available to Freddie Mac, Fannie Mae, and the Federal Home Loan Banks, which was intended to serve as a liquidity backstop, and which will be available until December 2012 and (ii) initiated a temporary program to purchase residential mortgage-backed securities issued by Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities portfolios, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Funds.

As a result of the economic recession that commenced in the U.S. in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Funds may suffer greater levels of default than was historically experienced.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by certain Funds. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which certain of the Funds may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Funds.

Asset-backed securities acquired by the Funds may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or

CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The portfolio turnover rate for the Small Cap Core Fund was significantly lower for the fiscal year ended March 31, 2011 than for the prior fiscal year. The decrease in the portfolio turnover rate for the Small Cap Core Fund was due to a change in the investment strategy from the previous year. The portfolio turnover rate of the Technology Fund was significantly higher for the fiscal year ended March 31, 2011 than for the prior fiscal year. The increase in the portfolio turnover rate for the Technology Fund was due to the prior year’s turnover being lower than the normal target of approximately 100% turnover. The portfolio turnover rate of the California Tax-Exempt Fund was significantly higher for the fiscal year ended March 31, 2011 than for the prior fiscal year. The increase in the portfolio turnover rate for the California Tax-Exempt Fund was due to the Investment Adviser engaging in activities to take advantage of market volatility and attractively priced new issues.

The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Please see the Financial Highlights tables in the Funds’ Prospectuses (except for the Money Market Funds) for the Funds’ portfolio turnover rates for the fiscal year ended March 31, 2011.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund, including the Money Market Funds to the extent such obligations are U.S. dollar-denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Tax-Exempt Funds (except the Short-Intermediate Tax-Exempt Fund), the Fixed Income Funds (except the Bond Index Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund) and Equity Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds (other than the U.S. Government Select Money Market Fund) may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

DEMAND FEATURES AND GUARANTEES. To the extent consistent with its investment objective and strategies, each Money Market Fund may invest a significant percentage of its assets in securities that have demand features, guarantees or similar credit and liquidity enhancements. A demand feature permits the holder of the security to sell the security within a specified period of time at a stated price and entitles the holder of the security to receive an amount equal to the approximate amortized cost of the security plus accrued interest. A guarantee permits the holder of the security to receive, upon presentment to the guarantor, the principal amount of the underlying security plus accrued interest when due or upon default. A guarantee is the unconditional obligation of an entity other than the issuer of the security. Demand features and guarantees can effectively:

•	shorten the maturity of a variable or floating rate security,
•	enhance the security’s credit quality, and
•	enhance the ability to sell the security.

The aggregate price for a security subject to a demand feature or a guarantee may be higher than the price that would otherwise be paid for the security without the guarantee or the demand feature. When a Fund purchases securities subject to guarantees or demand features, there is an increase in the cost of the underlying security and a corresponding reduction in its yield. Because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund.

EQUITY SWAPS. The Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used by the Equity Funds for hedging purposes or to seek to increase total return. Equity swaps may also be used by the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund for hedging purposes, in anticipation of the purchase of securities, or for liquidity management purposes. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s obligations, the Funds and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor’s® Rating Service (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Service, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

EUROPEAN DEPOSITARY RECEIPTS (“EDRs”). To the extent consistent with their respective investment objectives and strategies, the Funds, except for the Tax-Advantaged Ultra-Short Fixed Income Fund and the Ultra-Short Fixed Income Fund, may invest in EDRs and Global Depositary Receipts (“GDRs”). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income Funds (except for the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund), Tax-Exempt Funds and the Equity Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

In addition, to the extent consistent with its investment objective and strategies, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its investment objective and strategies, each Fund may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. Foreign bonds and fixed-income securities purchased by the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Money Market Funds must be U.S. dollar-denominated. The Global Fixed Income Fund and International Equity Fund intend to invest a substantial portion of their assets in foreign securities. In addition, the Fixed Income Fund, Enhanced Large Cap Fund, High Yield Fixed Income Fund, Income Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund and Technology Fund are permitted to invest a substantial portion of their assets in foreign securities. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European

Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

To the extent consistent with their investment objective and strategies, the Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, Money Market Funds and each Equity Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although a Fund (other than the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, and Money Market Funds) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value (“NAV”) to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the Global Fixed Income Fund and International Equity Fund (the “International Funds”) may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See “Taxes” on page 118.

Investors should understand that the expense ratios of the International Funds can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 118.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser.

Certain Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. The recent earthquakes and tsunami in Japan have caused volatility in the Japanese securities markets. The longstanding impact of these natural disasters, however, remains unclear.

FOREIGN INVESTMENTS—EMERGING MARKETS. The Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund and High Yield Fixed Income Fund, and, to the extent permitted by their investment objectives and strategies, the Equity Funds, may also invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging countries are less liquid, subject to greater price volatility, have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. There may be no significant foreign exchange market for certain currencies making it difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar.

Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund, except the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Money Market Funds, may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return or for liquidity management purposes. The Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes.

When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (the “CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

ILLIQUID OR RESTRICTED SECURITIES. Each Money Market Fund may invest up to 5% (15% for the Fixed Income Funds, Tax-Exempt Funds and Equity Funds) of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INFLATION-INDEXED SECURITIES. The Fixed Income Funds and Money Market Funds may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Funds, however, distribute income on a monthly basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

INSURANCE FUNDING AGREEMENTS. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in insurance funding agreements (“IFAs”). An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company’s general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. To the extent consistent with their respective investment objectives and strategies, the Funds, except the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Money Market Funds, may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. To the extent consistent with their respective investment objectives and strategies, the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security.

Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Funds, except for the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Money Market Funds, also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e.; the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Funds’ limitations on illiquid investments.

When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Except for the High Yield Fixed Income Fund and the High Yield Municipal Fund (which are not subject to any minimum rating criteria), a Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody’s or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Equity Funds, Bond Index Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund and Ultra-Short Fixed Income Fund may invest uninvested cash in the Diversified Assets Portfolio of Northern Institutional Funds (“NIF”), an investment company which is advised by NTI; the U.S. Government Fund and Short-Intermediate U.S. Government Fund may invest uninvested cash in the Government Portfolio of NIF; the Arizona Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund, Tax-Advantaged Ultra-Short Fixed Income Fund and Tax-Exempt Fund may invest uninvested cash in the Tax-Exempt Portfolio of NIF; and the California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund may invest uninvested cash in the California Municipal Money Market Fund (together with the Diversified Assets Portfolio, Government Portfolio and Tax-Exempt Portfolio, the “Portfolios”).

The Diversified Assets Portfolio and Government Portfolio seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments. The Tax-Exempt Portfolio seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. The California Municipal Money Market Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax. Each Portfolio and the respective Funds treat investments in a Portfolio as the purchase and redemption of that Portfolio’s Shares. Any Fund investing in a Portfolio pursuant to an exemptive order participates equally on a pro rata basis in all income, capital gains and net assets of the Portfolio, and will have all rights and obligations of a shareholder, as provided in the Trust Agreement, including voting rights. In addition to the advisory, administration, transfer agency and custody fees payable by the Funds to the Investment Adviser and/or its affiliates, each Fund that invests its uninvested cash in a Portfolio pursuant to the terms of the exemptive order will bear indirectly a proportionate share of that Portfolio’s operating expenses, which include the foregoing fees. Currently, the aggregate annual rate of advisory, administration, transfer agency and custodial fees payable to the Investment Adviser and/or its affiliates on the uninvested cash invested in each Portfolio, except the California Municipal Money Market Fund, is 0.35% and on the univested cash invested in the California Municipal Money Market Fund is 0.45%. In addition, the Investment Adviser is voluntarily waiving an additional 0.10% of expenses on any uninvested cash invested in the California Municipal Money Market Fund. Pursuant to the exemptive order, the Investment Adviser will reimburse each of the Funds invested in a Portfolio for the advisory fees received by NTI from that Portfolio in respect of each Fund’s assets invested in it. The exemptive order requires the Funds’ Board to determine before a vote on the Advisory Agreement (as defined on page 75) that the advisory fees incurred in connection with the investment of uninvested cash in affiliated money market funds are not for duplicative services.

Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, a Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

As noted in their Prospectus, the Equity Funds may invest in securities of other investment companies subject to the restrictions set forth above. The securities may include: iShares®, Standard & Poor’s Depositary Receipts® (“SPDRs”) and similar securities of other investment companies.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices for various countries and regions. iShares are listed on a national securities exchange (an “exchange”), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares also could be substantially and adversely affected and a Fund’s ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of an underlying index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of an underlying index and the NAV of a Fund Deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

LOAN PARTICIPATIONS. The High Yield Fixed Income Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fixed Income Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the High Yield Fixed Income Fund acts as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund also may be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund normally will be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. Certain Funds, may, however, make short sales against-the-box.

MORTGAGE DOLLAR ROLLS. The Funds, except for the Money Market Funds, may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that a Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

MUNICIPAL INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the Funds may invest in municipal instruments. The Tax-Exempt Funds and the California Municipal Money Market Fund, Municipal Money Market Fund and High Yield Municipal Fund (the “Municipal Funds”) invest their assets primarily in municipal instruments. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

To the extent consistent with their respective investment objectives and strategies, the Funds also may invest in “moral obligation” bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal bonds with a series of maturity dates are called serial bonds. The Money Market Funds, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund may purchase serial bonds and other long-term securities provided that they have remaining maturities meeting the Funds’ maturity requirements. The Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.

To the extent consistent with their respective investment objectives and strategies, the Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts,” “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”) and “Municipal Zero-Coupon Receipts.” The Funds also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.

To the extent consistent with their respective investment objectives and strategies, the Funds also may invest in “tax credit bonds.” A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond and a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds.

An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt Funds and the Municipal Funds and the Funds’ liquidity and value. In such an event, the Board of Trustees would reevaluate the Funds’ investment objectives and strategies and consider changes in their structure or possible dissolution.

Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. Moreover, the insurers’ exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

In addition, a single enhancement provider may provide credit enhancement to more than one of a Fund’s investments. Having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on a Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect a Fund. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar period of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond’s market value.

Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

The Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust’s Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust’s Board of Trustees, also will consider the marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

Currently, it is not the intention of the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund, High Yield Municipal Fund, Municipal Money Market Fund and Tax-Exempt Funds to invest more than 25% of the value of their total assets in municipal instruments whose issuers are located in the same state.

OPTIONS. To the extent consistent with its investment objective and strategies, each Fund, except for the Money Market Funds, may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their respective investment objectives and strategies, the Fixed Income Funds (except the Bond Index Fund), Tax-Exempt Funds and Equity Funds may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

RELATIVE VALUE APPROACH. In buying and selling securities for the Tax-Exempt Funds and Fixed Income Funds (other than the Bond Index Fund), the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in small company securities. Small capitalization stocks will be the principal investments of the Small Cap Value Fund and Small Cap Core Fund. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Fund’s shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds, except the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, may invest in medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. The Bond Index Fund invests in securities included in the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is composed of investment grade bonds. Therefore, the Bond Index Fund will generally invest in bonds rated investment grade. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. In the event that the rating of a security included in the Barclays Capital U.S. Aggregate Index is downgraded below Baa3 or BBB-, the Bond Index Fund may continue to hold the security. Descriptions of bond ratings are contained in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of S&P, Dominion Bond Rating Service Limited (“Dominion”), Moody’s and Fitch evaluate the safety of a lower quality security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities the Funds purchase. Because of this, a Fund’s performance may depend more on its Investment Adviser’s credit analysis than is the case of mutual funds investing in higher quality securities.

In selecting lower quality securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund’s investment portfolio. The Investment Adviser monitors the issuers of lower quality securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

SHORT SALES AGAINST-THE-BOX. The Bond Index Fund, High Yield Fixed Income Fund, Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and the Equity Funds may engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

STANDBY COMMITMENTS. The Tax-Exempt Funds and Municipal Funds may enter into standby commitments with respect to municipal instruments held by them. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt Funds and High Yield Municipal Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

The Tax-Exempt Funds and Municipal Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt Funds and High Yield Municipal Fund may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Tax-Exempt Funds and High Yield Municipal Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.

The Tax-Exempt Funds and Municipal Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s opinion, present minimal credit risks. The Tax-Exempt Funds and High Yield Municipal Fund will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Tax-Exempt Funds and High Yield Municipal Fund pay directly or indirectly for a standby commitment, the Funds’ costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and High Yield Municipal Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STOCK AND BOND INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by the Standard & Poor’s Corporation (“Standard & Poor’s” or “S&P”) through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor’s primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor’s for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.

As of June 30, 2011, the approximate market capitalization range of the companies included in the S&P 500 Index was between $1.41 billion and $400.88 billion.

The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market as of May 31, 2011.

The Russell 1000® Value Index is an unmanaged index which measures the performance of those companies included in the Russell 1000 Index having lower price-to-book ratios and forecasted growth values.

The Russell 1000® Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000® Index as of May 31, 2011.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. As of June 30, 2011, the approximate market capitalization range of the companies included in the Russell 2000 Value Index was between $2.1 million and $2.86 billion.

The Russell 3000 Index is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market as of May 31, 2011.

The MSCI EAFE® Index (Europe, Australasia, Far East) (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 30, 2011, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The International Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the International Equity Fund or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the International Equity Fund or the issuer or shareholders of the International Equity Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the International Equity Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the International Equity Fund to be issued or in the determination or calculation of the equation by or the consideration into which the International Equity Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the International Equity Fund or any other person or entity in connection with the administration, marketing or offering of the International Equity Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the International Equity Fund, owners of the International Equity Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The NYSE Arca Tech 100SM Index is a price-weighted index comprised of 100 stocks and ADRs of technology-related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses. Subsectors in the Index include but are not limited to: computer hardware and software, semiconductors, telecommunications, electronics, aerospace and defense, health care and health care equipment, biotechnology and financial administration.

The Merrill Lynch 6-12 Months U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt debt, publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have six months to one year remaining term to final maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The Merrill Lynch 1-3 Year U.S. Municipal Securities General Obligations Index tracks the performance of U.S. dollar-denominated, investment grade, tax-exempt, general obligation publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have one to three years remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on an average of Moody’s, S&P and Fitch).

The Merrill Lynch 1-Year U.S. Treasury Note Index is composed of a single issue: the outstanding Treasury note that matures closest to, but not beyond, one year from each monthly rebalancing date.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, taxable, fixed rate investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed and asset-backed securities and international U.S. dollar-denominated fixed-income securities.

The Barclays Capital Intermediate U.S. Government Bond Index is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

The Barclays Capital 1-5 Year Blend Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of at least one year and less than six years.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed rate, non-investment grade debt.

The Barclays Capital 1-5 Year U.S. Government Bond Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

The Barclays Capital Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with maturities of five to ten years.

The Barclays Capital Arizona Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

The Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with maturities of five to ten years.

The Barclays Capital California Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt California bonds with a remaining maturity of at least one year.

The Barclays Capital Municipal Bond 65-35 Investment Grade/High Yield Index is an unmanaged index of investment and non-investment grade bonds, with a 65% weighting in the Barclays Capital Municipal Bond Index and a 35% allocation to the Barclays Capital Municipal Non-Investment Grade Bond Index.

The Barclays Capital Municipal Bond Index is an unmanaged index of investment grade (Baa3 or better) tax-exempt bonds with a remaining maturity of at least one year.

The JP Morgan Government Bond Index Global is an unmanaged, total return, market capitalization-weighted index of traded government fixed-income securities which can be purchased by international investors. The J.P. Morgan Government Bond Index Global is rebalanced monthly and as of June 30, 2011 consisted of the following countries: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Ireland, Israel, Italy, Japan, Korea, Mexico, the Netherlands, New Zealand, Poland, Portugal, Singapore, South Africa, Spain, Sweden, the United Kingdom and the United States.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for a Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his proportionate share of the expense of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STRIPPED SECURITIES. To the extent consistent with its investment objective and strategies, each Fund, including the U.S. Government Select Money Market Fund to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Funds (except the U.S. Government Select Money Market Fund), including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust’s Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, each of the Fixed Income Funds, Tax-Exempt Funds and Money Market Funds may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a UIT or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment objectives and strategies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

TRACKING VARIANCE. As discussed in its Prospectus, the Bond Index Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Bond Index Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Bond Index Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the Bond Index Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Bond Index Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of the Bond Index Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Bond Index Fund’s performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Bond Index Fund’s investment objective.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

The Money Market Funds will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Funds. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The Money Market Funds do not invest in leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

WARRANTS. The Bond Index Fund, Fixed Income Fund, High Yield Fixed Income Fund and Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectuses, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS.

Some of the risk factors relating to investments by the California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and Arizona Tax-Exempt Fund in California and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this SAI and, with respect to the Arizona Tax-Exempt Fund, the information is derived principally from official statements relating to issues of Arizona municipal instruments released prior to the date of this SAI. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

CALIFORNIA MUNICIPAL INSTRUMENTS

Overview and Recent Developments

The California economy and its general fiscal condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 37.3 million as of 2010. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors.

Current Financial Stress and Recent State Budgets

Since the start of 2008, the State, as the rest of the nation, has been experiencing the most significant economic downturn since the Great Depression of the 1930s, marked in California by high unemployment, steep contraction in housing construction and home values, a drop in Statewide assessed valuation of property for the first time on record, a year-over-year decline in personal income in the State for the first time in 60 years, and a sharp drop in taxable sales. The State’s unemployment rate increased from 5.9% at the start of 2008 to 11.9% in April 2011. The United States unemployment rate for April 2011 was 9.0%. Although nonfarm payroll employment rose 196,400 from February 2010 to February 2011, since the national recession began in December

2007, California has lost 1,134,800 nonfarm jobs. Through April 2011, the California construction industry lost 375,600 jobs, a drop of 39.74% from its peak in February 2006, and the California financial activities sector lost 180,500 jobs, a decrease of 19.30% from its peak in May 2006. From January 2008 through April 2011, ten of California’s 11 major industry sectors lost jobs while the only major industry sector to add jobs was educational and health services.

The weakness in the State economy has caused State tax revenues to decline precipitously in recent years, resulting in large budget gaps and cash shortfalls. In the course of adopting budget plans for 2008-09, 2009-10 and 2010-11, the State Legislature enacted $103.6 billion in budget solutions, consisting primarily of expenditure reductions which have affected almost all parts of State government, education, social services and other programs funded by the State. Expenditures have been reduced from $103.4 billion for 2008-09 in the original 2008-09 Budget Act adopted in September 2008, to $86.5 billion for 2010-2011 in the final version of the 2010-11 Budget Act adopted in October 2010. Likewise, the projected annual General Fund revenues have dropped from an estimated $102 billion for the 2008-09 budget year, in September 2008, to a projected $94.2 billion for the 2010-11 budget year. Several key assumptions in recent budgets have not been realized, and the State’s financial plan continues to be based on a number of assumptions which may not be realized.

Proposed State Budget for Fiscal Year 2011-12

On January 10, 2011, the Governor released his initial proposed budget for fiscal year 2011-12 (the “2011-12 Governor’s Proposed Budget”). The Governor projected a combined $25.4 billion gap for the remainder of fiscal year 2010-11 and for the full fiscal year 2011-12. The budget gap between revenues and projected state expenditures included a projected General Fund deficit of $8.2 billion at the end of 2010-11 (as opposed to the $1.5 billion reserve balance assumed when the October 2010 budget package was adopted) and an additional $17.2 billion operating deficit at the end of fiscal year 2011-2012. The 2011-12 Governor’s Proposed Budget also included a $1 billion reserve. The 2011-12 Governor’s Proposed Budget addressed the budget gap and reserve by implementing $12.5 billion in spending reductions, $14 billion in new revenues and $1.9 billion in borrowing from special funds and other sources. The additional revenues to be deposited in the General Fund would result in a $2 billion increase in the minimum funding guarantee for schools and community colleges mandated by Proposition 98. The Governor proposed that certain budget-related legislation be enacted by March 1, 2011 and that two key elements of the 2011-12 Governor’s Proposed Budget be approved by voters in a June 2011 special election: extending by another five years temporary increases to four different taxes enacted in February 2009 and changing Proposition 10 to allow funds set aside to fund early childhood development programs to instead be used in the Medi-Cal Program.

In March 2011, the State Legislature passed and the Governor signed, budget-related legislation that enacted $11 billion in General Fund solutions—cuts, fund shifts and loans—over the 2010-11 and 2011-12 periods. The State Legislature also passed the 2011-12 Governor’s Proposed Budget, which contained an additional $2.4 billion in expenditure reductions, but it was not sent to the Governor for signature because, although the budget had been approved by a majority of the Legislature, certain features of the budget needed to be approved by the voters in a special election, and the necessary 2/3 of the Legislature needed to put those initiatives in a special election had not been attained. For the same reason, the elements of the 2011-12 Governor’s Proposed Budget that the Governor had proposed to be submitted for approval by voters, were not submitted for approval in a June 2011 special election.

The Governor released the revised budget for fiscal year 2011-12 on May 16, 2011 (the “2011-12 Governor’s Revised Budget”), which, based on various factors including expenditure actions, fund shifts and other measures approved by the State Legislature in March 2011 and an improvement in State tax collections (mainly due to higher than expected personal income tax collections), projected a reduced combined budget gap of $9.6 billion. The 2011-12 Governor’s Revised Budget increased the reserve from $1 billion to $1.2 billion. The 2011-12 Governor’s Revised Budget proposed to close the $9.6 billion anticipated budget deficit through $11.2 billion in new revenues and $2.2 billion in spending reductions. The additional revenues to be deposited in the General Fund would result in a $1.9 billion increase in the minimum funding guarantee for schools and community colleges mandated by Proposition 98. As with the 2011-12 Governor’s Proposed Budget, the Governor proposed that two key elements of the 2011-12 Governor’s Revised Budget be approved by voters: his major tax proposals and the shift of some State programs to local entities.

The economic forecasts embedded in the 2011-12 Governor’s Revised Budget assume that gross domestic product will grow nationally 2.8% and 2.9% in 2011 and 2012, respectively, and that California personal income will grow 4.4% and 4.5% in 2011 and 2012, respectively. These California personal income growth rates are well below the State’s average rate of 5.5% between 1990 and 2007. The forecast also projects State nonfarm wage & salary employment to grow 1.3% in 2011, but this is less than the 1.7% increase projected in the Governor’s revised budget for fiscal year 2010-11 released on May 14, 2010. The 2011-12 Enacted Budget (as defined below) does not have embedded economic forecasts.

After vetoing in its entirety a Legislature-sponsored budget for fiscal year 2011-12 on June 16, 2011, the Governor signed into law a second Legislature-sponsored budget for fiscal year 2011-12 on June 30, 2011 (the “2011-12 Enacted Budget”). The 2011-12 Enacted Budget is only the second on-time California State budget in a decade. It projects a budget gap of $26.6 billion, and it proposes to close that budget gap through $15.0 billion in spending reductions, $0.9 billion in new revenues, an anticipated $8.3 billion increase in revenues from existing sources and $2.9 billion in other solutions. The 2011-12 Enacted Budget also decreases the reserve from $1.2 billion in the 2011-12 Governor’s Revised Budget to $543 million. Under the 2011-12 Enacted Budget, General Fund spending as a share of the California economy will be at its lowest level since 1972-73. The 2011-12 Enacted Budget will implement $600 million in additional spending reductions if expected revenues are projected to fall short by more than $1 billion and will implement $1.9 billion in additional spending reductions (including the $600 million in spending reductions above) if expected revenues are projected to fall short by more than $2 billion. One source of revenue in the 2011-12 Enacted Budget is the imposition of sales tax on online sales that have not previously been subject to sales tax. The imposition of California sales tax on such online sales is likely to face legal challenges which makes the State’s ability to collect such revenue uncertain. Unlike the 2011-12 Governor’s Proposed Budget and 2011-12 Governor’s Revised Budget, the 2011-12 Enacted Budget does not propose to have any of its elements approved by voters.

LAO Budget Review

On January 12, 2011, the State’s Legislative Analyst’s Office (“LAO”) released an analysis of the 2011-12 Governor’s Proposed Budget entitled “The 2011-12 Budget: Overview of the Governor’s Budget”. The LAO stated that the reasons for the State’s current budget gap are similar to prior budget shortfalls: the inability of the State to achieve proposed budget solutions, the expiration of various one-time and temporary budget solutions approved in recent years and the failure of the State to obtain significant additional federal funding for key programs. The LAO stated that, while the 2011-12 Governor’s Proposed Budget is a good starting point, there would be significant work ahead to fill in the details of the Governor’s complex budget proposals, key components of which involve many legal, financial and policy issues. The LAO recommended acting to pass key budget legislation by March 1, 2011, as proposed by the Governor, which it asserted would be helpful even if a June 2011 special election were not called, because early budget actions give departments more time to implement spending reductions. The LAO pointed out that if the State Legislature adopted the Governor’s timeline and special election approach, the State Legislature would have the opportunity in the months after March 1, 2011 to review routine budget proposals for departments, adopt clean-up legislation to clarify elements of the Governor’s complex budget package and consider alternative budget-balancing solutions in case voters rejected the June ballot measures. The LAO also noted that about $12 billion of the Governor’s proposed budget solutions (tax extensions and changes to Proposition 10) were dependent upon voter approval in June. Although budget-related legislation was enacted in March 2011, the elements of the Governor’s budget package that the Governor had proposed to be submitted for approval by voters in a June 2011 special election, were not submitted for approval in such an election.

On May 19, 2011, the LAO released its analysis of the 2011-12 Governor’s Revised Budget entitled “The 2011-12 Budget: Overview of the May Revision”. In its analysis of the Governor’s revised budget the LAO explained that although the LAO found the Governor’s budget estimates to be based on reasonable assumptions, the Governor’s plan involved much uncertainty. The LAO also pointed out that although the 2011-12 Governor’s Revised Budget states that “Absent the balanced approach proposed by the Governor, the options are either an ‘all cuts’ budget or a combination of gimmicks and cuts,” this is not the case. The LAO stated that the State Legislature has a variety of other tax and spending actions it could take to more closely align State revenues and expenditures now and in the future, provided that the Governor is willing to cooperate and sign a bill containing such actions without using his line item veto. As of July 6, 2011, the LAO had not released an analysis of the 2011-12 Enacted Budget.

2011-12 Initiatives and the State’s Budget Planning

Three initiatives have officially qualified for inclusion in the February 2012 ballot, two of which could directly affect the Legislature’s budget plans. One of these initiatives increases the amount of potential savings in the State’s “rainy day” fund from 5% to 10% of the General Fund. The other initiative increases the tax on cigarettes to fund cancer research. In addition, the Legislature has placed an $11 billion water bond proposal on the November 2012 ballot.

Unlike the 2011-12 Governor’s Proposed Budget and 2011-12 Governor’s Revised Budget, the 2011-12 Enacted Budget does not propose to have any of its elements approved by voters. However, the 2011-12 Enacted Budget indicates that the Governor “plans to seek voter approval of a ballot measure by November 2012 to better position California for the future by constitutionally protecting public safety realignment, supplementing the state’s revenues to restore education funding, paying down the state’s wall of debt, and balancing the Budget into the future.” Parties other than the Legislature and the Governor can also refer initiatives for inclusion in regular and special elections.

These or other initiatives which may be proposed could ratify or reverse budget decisions, increase or decrease revenues and expenditures, have other impacts on the State’s budget or have no effect on the State’s budget.

State Cash Position

The sharp drop in revenues over the last three fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month in February 2009, the State Controller deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes. However, by July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue interest-bearing registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks) which could be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipient’s thereof, bore interest. A total of $2.6 billion of registered warrants were issued and $1.6 billion of other General Fund transfers and disbursements were delayed. With enactment of a revised 2009-10 Budget Act in late July 2009, the State was able to access financial markets to partially fund its cash flow requirements and was able to call all its outstanding registered warrants for redemption on September 4, 2009. The issuance of State registered warrants in 2009 was only the second time the State has issued registered warrants to such types of State creditors since the 1930s.

As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”) thereby postponing or stopping construction on thousands of infrastructure projects Statewide. The PMIA customarily funded such loans to provide temporary funding for projects and programs prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds. With limited exceptions, the PMIA’s freeze on disbursements was continuing as of June 2011.

The Governor also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees. The Governor’s office projected that if the three-day per month furlough remained in effect for all of fiscal year 2009-10, it was projected to reduce General Fund payroll expenditures by approximately $1.278 billion or 14% of General Fund payroll expenditures. However various litigation has been brought challenging the furlough program and on December 31, 2009 a Superior Court found that a portion of the furlough program violated State law. The furlough program continued through October 2010.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with California’s serious budgetary problems. The State budget will continue to be affected by national and State economic conditions and other factors, including a structural deficit that the LAO projects through 2015-16.

Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13, passed in 1978, which, among other matters, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the State Legislature. Examples of provisions restricting the State Legislature’s and the Governor’s discretion in enacting budgets include Proposition 22, passed in 2010, which limits the State’s ability to take certain local government funds; Proposition 26, also passed in 2010, which requires a 2/3 supermajority vote in the State Legislature to pass certain state and local fees; Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education; and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended. In addition, although Proposition 25, approved by the voters in 2010, replaced the requirement of a 2/3 supermajority in the State Legislature to enact the State’s budget with a majority vote requirement, it left intact the previous requirement of a 2/3 supermajority vote to raise taxes.

Recent Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 25, passed in 2010, which, among other matters, requires State legislators to forfeit their pay in years in which they fail to pass a budget in a timely fashion; Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A, approved in 2004 (described under “Issues Affecting Local Governments and Special Districts” below), which limits the State Legislature’s power over local revenue sources, and Proposition 1A approved in 2006, which limits the State Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. These approved constitutional amendments are described below.

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls.

Proposition 58 also requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires and establishes the Bureau of State Audits (“BSA”). The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. This increase was first triggered in 2006-07, which increased funding for these programs to $550 million. These funds are part of Proposition 98 minimum funding guarantee for K-14 education and, in accordance with this initiative, expenditures can only be reduced in certain low revenue years.

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the State Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Additionally, Chapter 20, Statutes of 2009 makes allowable administrative changes to Proposition 63 to streamline and make more efficient administrative processes and to clarify the role of the Mental Health Services Oversight and Accountability Commission.

On November 7, 2006, voters approved Proposition 1A of 2006, which was placed on the ballot by the State Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the State Legislature agrees with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any 10-year period. Two such suspensions, $868 million in 2003-04 and $1.258 billion in 2004-05 have been made by the State Legislature. Since 2004-05, the Proposition 42 transfers have been fully funded.

Issues Affecting Local Governments and Special Districts

The primary units of local government in California are the 58 counties, which as of 2010 range in population from approximately 1,200 in Alpine County to approximately 10.4 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 481 incorporated cities and towns in California as of June 2011 and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax revenues they receive.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate increased from 0.65% to 1.15% May 19, 2009. Of this 0.50% increase, 0.35% will flow to the General Fund, and 0.15% will support various law enforcement programs previously funded by the State General Fund. This increased VLF rate is effective through the 2010-11 fiscal year. The 2011-12 Governor’s Revised Budget proposes that the VLF rate of 1.15% be extended for an additional five years and that local governments’ share of VLF revenues be reduced from 0.5% to 0.4%.

As part of the State-local agreement, voters in the November 2004 election approved Proposition 1A. Proposition 1A of 2004 amended the State Constitution to, among other matters, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the State Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.

In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the Statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. If the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

The 2009 Budget Act authorized the state to exercise its Proposition 1A borrowing authority and created a securitization mechanism for local governments to sell their right to receive the state’s payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the state is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013.

General Obligation Bond Ratings

As of June 2011, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
A-	A1	A-

These ratings are among the lowest of any of the 50 states. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

In light of the State’s current financial crisis, the rating agencies continue to monitor the State’s economic situation. It is not presently possible to determine whether, or the extent to which, S&P, Moody’s, or Fitch will change such ratings in the future. These ratings reflect the State’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest. Moreover, the creditworthiness of obligations issued by local California issuers, such as counties, cities, school districts and other local agencies, may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Litigation

The State is a party to numerous legal proceedings where adverse decisions could have a material impact on state finances.

Major Seismic Activity

Most of California is within an active geologic region subject to major seismic activity. In 1989 and 1994, northern California and southern California, respectively, experienced major earthquakes causing billions of dollars in damages. Any obligation in the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or California state government to appropriate sufficient funds within their respective budget limitations.

Conclusions

It is not possible to predict how these or other economic considerations, State budgetary and fiscal conditions, legislative and voter initiatives, state constitutional amendments, and other relevant factors may affect the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. More recently, in May 2008, the City of Vallejo, California, filed Chapter 9 bankruptcy because its tax revenues, which dropped precipitously with housing values, could no longer cover basic city services. Los Angeles County, the nation’s largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Furthermore, certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the 2011-12 Governor’s Proposed Budget and 2011-12 Governor’s Revised Budget may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov), under the respective headings “Governor’s Proposed Budget” and “Governor’s Revised Budget”.

None of the information on the above websites is incorporated herein by reference.

ARIZONA MUNICIPAL INSTRUMENTS

Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State’s full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State also are authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments also have financed public projects through lease-purchase agreements that are subject to annual appropriation at the option of the local government. More recently, Arizona local governments have also financed projects with tax credit bonds.

There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

Like many other state governments, Arizona faced substantial budget deficits in fiscal years 2002 through 2004. In 2006, however, revenues resulted in not only a balanced budget but the state netted a surplus of more than $1 billion due to a strong 2006 Arizona economy. Quickly changing economic conditions, however, resulted in an actual 2008 budget deficit of approximately $1.2 billion. The 2009 budget had a deficit of $1.73 billion, which was closed primarily with spending cuts. The originally projected fiscal year 2010 budget shortfall was approximately $3 billion. The Arizona Legislature and the Governor did not come to any final agreement on how to close this budget gap until the Legislature’s Seventh Special Session in March 2010. The fiscal year 2010 budget was resolved through spending cuts and one-time revenues, including the sale-leaseback of several state buildings, including the state capitol. The fiscal year 2011 budget faced a structural shortfall of $1.69 billion, and a projected total shortfall of $2.58 billion. But Arizona balanced its fiscal year 2011 budget by enacting further spending cuts and increasing revenues from an additional 1% state sales tax, approved by Arizona voters in May 2010, as further discussed herein. In addition, the Arizona Legislature borrowed against future state lottery revenues and the sale-leaseback of additional state facilities to collect one-time revenues, as further discussed herein. Arizona’s proposed fiscal year 2012 balanced-budget bill will require that the Legislature cut another $1.25 billion in fiscal years 2012 and 2013 as it is forced to further reduce education and health care spending. It is unknown how these continued spending cuts will impact Arizona’s economy and the performance of the Fund.

The Arizona Legislature, as part of the fiscal year 2005 budget and again in the 2006 budget, authorized up to $250 million in lease-to-own financing of school facilities construction. Approximately $362 million was authorized for lease-to-own financings in 2008. The budgets for fiscal year 2011 and fiscal year 2012 did not authorize any of these financings. The State of Arizona had borrowed money to finance new school construction in previous fiscal years to balance its budget. April 2010 General Fund revenues equaled $680.5 million, which was the first positive gain in collections since September 2007. Base revenues grew by 4.1% above the April 2009 level, and sales tax collections were also 6.5% higher than April 2009. Nevertheless, these collections were still approximately $4.8 million below forecasted collections. As of April 2011, base revenue collections for fiscal year 2011 were 3.1% ($182 million) higher than forecast and, as compared to the first 10 months of fiscal year 2010, base revenues were 9.2% ($520 million) higher. Although some view this as an indication that the economy is recovering from the long and deep recession, notwithstanding this added revenue and the Arizona Legislature's varied attempts to balance the state’s budget, Arizona still faced a mid-year budget gap of $531 million for fiscal year 2011, and it is projected that the state will face budgetary shortfalls of $974 million and $612 million for fiscal years 2012 and 2013 respectively.

In an attempt to raise funds and balance the budget, the Arizona Legislature authorized the sale-leaseback of several state buildings, including the state capitol, in January 2010. This transaction raised $735.4 million for Arizona, and the Arizona Legislature subsequently authorized the sale-leaseback of additional state buildings in an attempt to raise approximately $300 million to balance the fiscal year 2011 budget. In addition, the Arizona Legislature approved borrowing approximately $450 million against the future revenues of the state lottery. Although the sale-leaseback of state buildings and the state lottery delivered a cash infusion to the state, the state will be faced with interest expenses related to these transactions going forward. The future impact of these additional interest costs on the state’s financial wherewithal cannot be predicted as of June 2011.

Arizona had previously suspended its education-equalization tax, which is a tax of approximately 38 cents per $100 of assessed valuation, but fluctuates based on the state’s truth in taxation laws. The education-equalization tax was reinstated July 1, 2009, after the tax was temporarily set to zero for 2006, 2007 and 2008, and funds were appropriated from the state’s General Fund instead. The Arizona Legislature has previously tried to make the suspension of the tax permanent, but this was vetoed by the Governor. For fiscal year 2011, the education-equalization tax was approximately 36 cents per $100 dollars of assessed valuation. In addition, spending in fiscal year 2011 on K-12 schools decreased by 8.6% (excluding one-time rollover adjustments and federal funds backfill) . Furthermore, spending on the state’s public universities was not changed from fiscal year 2010 (after excluding one-time rollover adjustments), and spending on community colleges was also unchanged for fiscal year 2011. But in order to structurally balance the budget for fiscal year 2012, the Arizona legislature reduced K-12 spending by about $150 million, university funding by $198 million, and $70 million from the community-college system.

The State’s economic base is not dependent on any single industry. Principal economic sectors include services, construction, trade, government, real estate, manufacturing, mining, tourism and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy today. High tech industries include electronics, instruments, solar technologies, biotechnology, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its cluster of strong entrepreneurial optics companies, also has a concentration in aerospace.

The Arizona Constitution requires a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase. This provision, combined with the State of Arizona’s reliance on sales tax receipts, constrains its ability to raise additional revenues in times of slow economic growth. The State of Arizona created a budget stabilization fund in response to this constraint, which was depleted as the state entered fiscal year 2005. Due to Arizona’s economic recovery and revenue growth in 2005, however, $156.5 million was deposited in the fund during fiscal year 2005. Deposits in fiscal year 2007 brought the fund to $674 million, which is the statutorily capped level of 7% of General Fund revenues. In fiscal year 2008, the 7% cap decreased to $656 million, which was reached through a combination of the $674 million beginning balance, $27 million in interest earnings and a $44 million transfer to the General Fund in order to stay within the 7% cap. In fiscal year 2008, the 7% cap increased to $660 million. However, the General Fund was faced with a 30-40% deficit and the budget stabilization fund was completely depleted during the 2009 fiscal year. In May 2010, Arizona voters approved a temporary 1% state sales tax increase, which is scheduled to end May 31, 2013. This sales tax increase was effectively an 18% increase in the existing state sales tax. It is expected that these tax revenues will be used for immediate expenses, as opposed to funding the budget stabilization fund. Although government analysts projected the sales tax increase would generate $1 billion in additional revenue each year, fiscal year 2011 projections show only $820 million in additional revenue.

The risks to the Arizona economy remain significant. In particular, the economy is likely to be adversely affected if the U.S. economy continues to exhibit slow growth or slips into another recession. Either has the capacity to significantly slow recovery in Arizona, since slow or negative national growth will damage the state’s cyclically sensitive sectors while impeding the in-migration flow that has consistently fueled economic growth. Another aspect of risk is the relatively significant exposure of Arizona’s financial institutions and investor community to a downturn in commercial real estate. Arizona has significant overcapacity in commercial real estate properties and is unlikely to require additional capacity for the next seven to ten years. A further round of significant foreclosures and defaults would likely have a significant negative impact on Arizona's economy.

OTHER INFORMATION ON CALIFORNIA AND ARIZONA MUNICIPAL INSTRUMENTS

The Investment Adviser believes that it is likely that sufficient California and Arizona municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, strategies and limitations of the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt and California Municipal Money Market Funds. If the Trust’s Board of Trustees, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund’s investment objective, strategies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund’s investment objective and strategies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 123.

No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and strategies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of REITs or other issuers that deal in real estate or, in the case of the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund, acquiring mortgage-related securities.

(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4) Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the 1933 Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment strategies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund’s other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

For the purposes of Investment Restrictions Nos. 1 and 7 above, the Funds have received an exemptive order from the SEC permitting them to participate in lending and borrowing arrangements with affiliates.

In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund’s total assets.

The freedom of action reserved in Restriction No. 6 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of domestic banks is subject to the requirement that the domestic parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for “Eligible Securities” as described in the Prospectus.

Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund involved, at least 80% of the net assets of the Funds plus the amount of any borrowings for investment purposes (“net assets”) measured at the time of purchase of each Tax-Exempt Fund and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Funds should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on “private activity bonds” that is treated as an item of tax preference under the federal alternative minimum tax will be deemed by a Municipal Fund, but will not be deemed by a Tax-Exempt Fund, to be exempt from regular federal income tax for purposes of determining whether the Municipal Funds and Tax-Exempt Funds meet this fundamental policy.

In addition, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund involved, each of the California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and the California Municipal Money Market Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from California state personal income tax.

Further, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund, the Arizona Tax-Exempt Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from Arizona state personal income tax.

As a non-fundamental investment restriction that can be changed without shareholder approval, except to the extent permitted by the Code, the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and Global Fixed Income Fund may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer. Also, as a non-fundamental investment restriction, except to the extent permitted by the Code, these Funds may not hold any securities that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund’s total assets may be invested without regard to this limitation so long as no more than 25% of the Fund’s total assets are invested in any one issuer. These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.

Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, a Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes or the Global Industry Classification Standard. For the purpose of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets. With respect to the Technology Fund, the Trust intends to consider an issuer to be principally engaged in technology business activities if such issuer is classified as such in the Bloomberg Industry Group Classification or is listed in the NYSE Arca Tech 100 Index or other comparable technology index. In addition, the Trust considers companies engaged in businesses related to the following products and services to be engaged in technology business activities: industrial and business machines; communications; computers, software, and peripheral products; electronics; electronic media; internet; television and video equipment and services; and satellite technology and equipment. In addition, the Fund may also invest in other technology businesses represented in the NYSE Arca Tech 100 Index, including but not limited to biotechnology, health care and health care equipment, aerospace and defense, and financial administration.

Notwithstanding Restriction No. 7, each Fund intends, as a non-fundamental policy, to limit all borrowings to no more than 25% of its total assets (including the amount borrowed).

The California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund each intends, as a non-fundamental policy, to diversify its investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund’s total assets at the time of purchase, except that: (a) 25% of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; and (b) 25% of the value of the total assets of the other Money Market Funds may be invested in the securities of any one issuer for a period of up to three Business Days. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Fund, no more than 10% of the Fund’s total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In accordance with SEC regulations, each Money Market Fund will limit its investments in securities that are rated in the two highest short-term rating categories as determined by at least two NRSROs (or one NRSRO if the security is rated by only one NRSRO) but which are not First Tier Securities (as defined in Rule 2a-7 under the 1940 Act) or, if unrated, are not of comparable quality to First Tier Securities (“Second Tier Securities”), to 3% of each Fund’s total assets, with investments in any one such issuer being limited to no more than one-half of 1% of a Fund’s total assets.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by (in the case of the Tax-Advantaged Ultra-Short Fixed Income and Ultra-Short Fixed Income Funds, encumbrance of securities or assets of) a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any actively managed commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible Web site. Information posted on the Trust’s Web site may be separately provided to any person commencing the day after it is first published on the Trust’s Web site.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer (R.R. Donnelley), and the Funds’ proxy voting service (RiskMetrics Group); certain rating and ranking organizations, S&P and Moody’s; and the following vendors that provide portfolio analytical tools: Vestek (aka Thomson Financial), Citigroup, Barclays Capital, and FactSet. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading recommendations. In providing this information, reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.

The Equity Funds, Fixed Income Funds and Tax-Exempt Funds currently publish on the Trust’s Web site, northernfunds.com, complete portfolio holdings for each Equity Fund, Fixed Income Fund and Tax-Exempt Fund as of the end of each calendar quarter, except for the Tax-Advantaged Ultra-Short Fixed Income Fund, Ultra-Short Fixed Income Fund and Bond Index Fund, which will be as of month end, subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Funds intend to publish on the Trust’s Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Money Market Funds currently publish on the Trust’s Web site complete month-end portfolio holdings for each Fund subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. The Money Market Funds also publish on the Trust’s Web site, no later than the fifth business day of each month and for a period of not less than six months, certain information regarding their portfolio holdings as of the last business day of the prior month. A Fund may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Portfolio holdings for the Funds also are currently disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Certain information with respect to the Money Market Funds will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Trust’s Web site. Shareholders may obtain a Fund’s Forms N-CSR, N-Q and N-MFP filings on the SEC’s Web site at sec.gov. In addition, the Funds’ Forms N-CSR, N-Q and N-MFP filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Under the policy, the Board of Trustees is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Funds as of the date of this SAI. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this SAI, each Trustee oversees a total of 64 portfolios in the Northern Funds Complex—Northern Funds offers 44 portfolios and Northern Institutional Funds offers 20 portfolios.*

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
William L. Bax Age: 67 Trustee since 2005

•    Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

•    Director of Big Shoulders Fund since 1997;

•    Director of Children’s Memorial Hospital since 1998;

•    Trustee of DePaul University from 1998 to 2009;

•    Director of Sears Roebuck & Co. (a retail company) from 2003 to 2005;

•    Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

*	Ms. Skinner and Mr. Potter each oversee a total of 57 portfolios in the Northern Funds Complex—37 portfolios offered by Northern Funds and 20 offered by Northern Institutional Funds.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Edward J. Condon, Jr. Age: 71 Trustee since 2000

•    Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

•    Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

•    Founding Member and Director of the Illinois Venture Capital Association since 2001;

•    Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

•    Member of the Board of Governors of The Metropolitan Club since 2003;

•    Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

•    Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

•    Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

•    Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

•    Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

•    Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

•    Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Sharon Gist Gilliam Age: 67 Trustee since 2001

•    Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

•    CEO of Chicago Housing Authority from 2006 to 2007;

•    Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 67 Trustee since 2000

•    Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

•    Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

•    Trustee of Rush University Medical Center.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Michael H. Moskow Age: 73 Trustee since 2008

•    Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

•    Director of Commonwealth Edison since 2007;

•    President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

•    Director of Education Corporation of America since 2008;

•    Chairman of the Japan America Society of Chicago since 2009;

•    Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

•    Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

•    Member of the Board of Directors of the Civic Consulting Alliance since 2002;

•    Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

•    Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

•    Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

•    Member of the Board of Trustees of Lafayette College since 1996;

•    Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm); • Taylor Capital Group, Inc. (financial services).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NON-INTERESTED TRUSTEES (CONTINUED)

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Mary Jacobs Skinner, Esq. Age: 53 Trustee since 1998	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 71 Trustee since 2000 and Chairman since 2008

•    Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

•    President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (an athletic clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios); • Goldman Sachs Closed-End Funds (2 portfolios).

Casey J. Sylla Age: 68 Trustee since 2008

•    Chief Investment Officer, The Allstate Corporation from January to July, 2002;

•    Acting Chief Financial Officer, The Allstate Corporation from May to September, 2002;

•    Chairman and President of the Allstate Financial Group from 2002 to 2007;

•    Chairman of the Investment Committee, Legal and General Investment Management—America, 2007;

•    Board member, University of Wisconsin—Eau Claire Foundation from 2006 to present;

•    Advisor, G.D. Searle Family Trusts from 2010 to present.

• GATX Corporation (transportation services); • Spirit Finance Corporation (real estate investment trust) (2003-2008).

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)
Stephen N. Potter(4) Age: 54 Trustee since 2008

•    Director of The Northern Trust Company of Connecticut (f/k/a Northern Trust Global Advisors, Inc.) since May 2008;

•    Chairman of Northern Trust Investments, Inc. since March 2008;

•    President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•    Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•    Executive Vice President of Northern Trust Corporation since October 2003;

•    Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•    Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•    Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(4)

An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST

NAME, ADDRESS , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Lloyd A. Wennlund Age: 53 50 South LaSalle Street Chicago, IL 60603 President since 2000	Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Director, The Northern Trust Company of Connecticut since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 50 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

Susan J. Hill Age: 55 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004	Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. since 2007; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 48 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009	Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and The Northern Trust Company of Connecticut since 2009; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager—Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 40 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008	Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 through 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 43 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	Vice President of Fund Administration of The Northern Trust Company since 2005; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS , AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Michael Meehan Age: 40 50 S. LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011	Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; and Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 51 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010	Senior Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisers, Inc. since 2007; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NETS Trust from 2008 to 2009.

Owen T. Meacham, Esq. Age: 40 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008	Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 33 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011	Vice President and Regulatory Administration Attorney of The Northern Trust Company since 2011; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; and Associate at the law firm of Vedder Price P.C. from 2006 to 2010.

(1)	Officers hold office at the pleasure of the Board of Trustees until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, Northern Funds Distributors, LLC (“NFD”) and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust’s service providers, the Trust itself requires no employees.

Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, or an affiliate thereof, is the investment adviser, custodian, transfer agent and/or administrator.

LEADERSHIP STRUCTURE. The Board of Trustees is currently composed of nine Trustees, eight of whom are not “interested persons” as defined in the 1940 Act (“non-interested Trustee”), and one of whom is an “interested person” as defined in the 1940 Act (“interested Trustee”). The Chairman of the Board of Trustees, Richard P. Strubel, is a non-interested Trustee. Stephen N. Potter is considered an interested Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Board of Trustees because of his or her experience, skills and qualifications. See “Trustee Experience” below. The Board of Trustees believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of non-interested Trustees (more than 75%) is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Potter serve as an interested Trustee brings management and financial insight that is important to certain of the Board of Trustees’ decisions and also in the best interest of shareholders.

•

Independent Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the non-interested Trustees and meetings in executive session, including with independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the non-interested Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of the Board of Trustees’ general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Investment Adviser has a dedicated risk management function that is headed by a chief risk officer.

Currently, the Board receives and reviews risk reports on a quarterly basis from the Investment Adviser’s chief risk officer. The Audit Committee reviews and discusses these reports with the Investment Adviser’s Chief Risk Officer prior to their presentation to the Board. These reports cover such risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk, operational risk and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which the Investment Adviser is managing various risks. The Trustees also are currently receiving risk education from the chief risk officer in order to enhance the effectiveness of their oversight of risk management. The Governance Committee of the Board coordinates the Board’s education program with respect to risk management.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board of Trustees’ risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee ensures that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

The Board of Trustees also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues.

The Trust’s CCO reports to the Board of Trustees at least quarterly regarding compliance and legal risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board of Trustees in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the non-interested Trustees and counsel. The CCO updates the Board of Trustees on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board of Trustees immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk.

TRUSTEE EXPERIENCE. Each Trustee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Board of Trustees and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other Trustee attributes, skills, experiences and qualifications.

William L. Bax: Mr. Bax was Managing Partner of the Chicago office of PricewaterhouseCoopers (PwC), an international accounting, auditing and consulting firm, from 1997 to 2003, and a partner in the firm for a total of 26 years. He previously served as a director of Sears Roebuck & Co., a publicly traded retail company, from 2003 to 2005, and Andrew Corporation, a publicly-traded communications product company, from 2006 to 2007. He currently serves as a director for a public operating company board, Arthur J. Gallagher & Co. During his 26 years as a partner and 6 years as head of PwC’s Chicago office, Mr. Bax gained extensive experience advising public companies regarding accounting, disclosure and strategic issues. Mr. Bax understands the Board’s oversight role with respect to the Investment Adviser and other Fund service providers as a result of his public company board experience and service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2005 and of the Northern Multi-Manager Funds since 2006, as well as his current and prior directorships with public operating companies.

Edward J. Condon, Jr.: Mr. Condon was Vice President and Corporate Treasurer of Sears, Roebuck and Co. a multi-national conglomerate with responsibilities to various operating entities including but not limited to Allstate Insurance, Dean Witter Reynolds, Coldwell Banker as well as the large retail trading company. In this capacity he served as Chairman, Managing Director or Audit Chairman of several rated subsidiaries active in public financial markets. He also served as one of three members of the investment committee of Sears Profit Sharing and Pension Plan. After 27 years he retired in 1993 to form The Paradigm Group a financial consulting and venture capital investment firm of which he remains CEO. Mr. Condon has been audit chairman of several private companies and is a founding board member of the Illinois Venture Capital Association. He has also served as the administrator and board member of the State of Illinois Technology Fund. He has experience analyzing and evaluating financial statements of issuers as a result of his investment and business experience. Mr. Condon is also familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds since 2000 as well as his service on Northern Institutional Funds’ Board of Trustees since 1994 and on the Northern Multi-Manager Funds’ since 2006.

Sharon Gist Gilliam: Ms. Gilliam is former principal officer of UCG Associates, Inc., a Chicago-based aviation business consulting firm. She is also the former chief executive officer of the Chicago Housing Authority and former Budget Director for the city of Chicago as well as a former executive vice president of Unison-Maximus, Inc., an aviation governmental consulting firm. As a result of these positions, Ms. Gilliam has business, management and financial experience. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of her service as a non-interested Trustee of Northern Funds and Northern Institutional Funds since 2001 and the Northern Multi-Manager Funds since 2006.

Sandra Polk Guthman: Ms. Guthman has been the chief executive officer of Polk Bros. Foundation, a multi-million dollar private foundation, since 1993. In this capacity, she analyzes investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and the other Fund service providers as a result of her service as a non-interested Trustee of Northern Funds since 2000, Northern Institutional Funds since 1997 and the Northern Multi-Manager Funds since 2006.

Michael H. Moskow: Mr. Moskow served as president and chief executive officer of the Federal Reserve Bank of Chicago from 1994 to 2007. Prior to his service at the Federal Reserve, Mr. Moskow had experience in the private sector, academia and the federal government. He currently serves as a director on numerous public operating company boards, including Discover Financial Services, Taylor Capital Group and Commonwealth Edison. Mr. Moskow also has served as a member of two public company audit committees, and he serves on other private operating company and not-for-profit boards of directors. As a result of these positions, Mr. Moskow has experience with financial matters and securities markets. He is also generally familiar with board functions and processes as a result of his many board positions. Mr. Moskow also understands the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds, the Northern Multi-Manager Funds and Northern Institutional Funds since 2008.

Mary Jacobs Skinner: Ms. Skinner is a partner in Sidley Austin LLP, a large international law firm, in which she manages a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She also is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other fund service providers as a result of her service as a non-interested Trustee of Northern Funds since 1998 and Northern Institutional Funds since 2000.

Richard P. Strubel: Mr. Strubel serves as trustee of the Goldman Sachs Funds, a family of mutual funds managed by Goldman Sachs Asset Management, a division of Goldman Sachs & Co. He also serves on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with operating entities around the world. Mr. Strubel is also a Trustee of the University of Chicago. Mr. Strubel has also served as a non-interested Trustee of Northern Funds since 2000, as well as Northern Institutional Funds since 1982 and the Northern Multi-Manager Funds since 2006. As a result of these various positions, Mr. Strubel understands how investment companies operate and the oversight role of a fund board with respect to the Investment Adviser and other fund service providers.

Casey J. Sylla: Mr. Sylla is a former chief investment officer and chief financial officer for The Allstate Corporation. He also served as chairman of the investment committee of a registered investment adviser, Legal and General Investment Management-America. As a result of these positions, Mr. Sylla is familiar with financial, investment and business matters. He also understands the functions of a board through his current service as a member of a board of a public operating company, GATX Corporation. He also serves as President of the University of Wisconsin—Eau Claire Foundation and is an advisor to the G.D. Searle Family Trusts. In addition, he is familiar with the functions of the Board and its oversight responsibilities with respect to the Investment Adviser and other Fund service providers as a result of his service as a non-interested Trustee of Northern Funds, Northern Institutional Funds and the Northern Multi-Manager Funds since 2008.

Stephen N. Potter: Mr. Potter has held various executive and internal subsidiary board positions with NTI and The Northern Trust Company since 1982, including his present position as president of the Investment Adviser. As a result of these positions, Mr. Potter has financial, business, management and investment experience. Although he is an “interested” person under the 1940 Act, the independent Trustees believe that Mr. Potter provides an important business perspective with respect to the Investment Adviser and the Funds’ other service providers that is critical to their decision-making process. Mr. Potter also understands the functions of the Board as a result of his service on the Boards of Northern Funds and Northern Institutional Funds since 2008.

STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with its governance of the Funds: Audit, Governance and Valuation.

The Audit Committee consists of three members: Messrs. Bax (Chairperson), Condon and Strubel (ex officio). The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2011, the Audit Committee convened five times.

The Governance Committee consists of four members: Mses. Guthman (Chairperson) and Gilliam and Messrs. Moskow and Strubel (ex officio). The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, supervising the Trust’s CCO and reviewing information and making recommendations to the Board in connection with the Board’s annual consideration of the Trust’s custodian, foreign custody, transfer agency and administration agreements. During the fiscal year ended March 31, 2011, the Governance Committee convened five times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of Northern Funds Governance Committee.

The Valuation Committee consists of five members: Messrs. Sylla (Chairperson), Condon, Potter and Strubel (ex officio) and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the non-money market Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2011, the Valuation Committee convened seven times.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds and other portfolios of the Northern Funds and Northern Institutional Funds.

Information as of December 31, 2010
Name of Independent Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
William L. Bax	None	$50,001 – $100,000
Edward J. Condon, Jr.

Large Cap Growth Fund – Over $100,000

International Equity Fund –
$50,001 – $100,000

High Yield Fixed Income Fund –
$10,001 – $50,000

Money Market Fund – $10,001 – $50,000

Bond Index Fund – Over $100,000

Over $100,000
Sharon Gist Gilliam	Short-Intermediate U.S. Government Fund – $10,001 – $50,000 Intermediate Tax-Exempt Fund – $10,001 – $50,000 High Yield Municipal Fund – $50,001 – $100,000 Large Cap Value Fund – $10,001 –$50,000	Over $100,000
Sandra Polk Guthman	Income Equity Fund – $50,001 – $100,000 Large Cap Growth Fund – Over $100,000 Large Cap Value Fund – $50,001 –$100,000 Money Market Fund – $10,001 –$50,000	Over $100,000
Michael H. Moskow	U.S. Government Money Market Fund – Over $100,000	Over $100,000
Mary Jacobs Skinner

Enhanced Large Cap Fund – $10,001 – $50,000

Large Cap Equity Fund – $50,001 – $100,000

Short-Intermediate U.S. Government Fund – Over $100,000

Small Cap Core Fund – $10,001 – $50,000

Technology Fund – $10,001 – $50,000

Over $100,000
Richard P. Strubel	Large Cap Equity Fund – Over $100,000 Small Cap Core Fund – Over $100,000 Money Market Fund – Over $100,000	Over $100,000
Casey J. Sylla

Short-Intermediate U.S. Government Fund –$50,001 – $100,000

Fixed Income Fund – Over $100,000

High Yield Fixed Income Fund – Over $100,000

Money Market Fund – $50,001 – $100,000

Bond Index Fund – Over $100,000

Over $100,000
Stephen N. Potter	Money Market Fund – $50,001 – $100,000	$50,001 – $100,000

*	The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2010, Northern Funds offered 43 portfolios and Northern Institutional Funds offered 21 portfolios.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of the respective Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each non-interested and interested Trustee of the Trust for the fiscal year ended March 31, 2011.

Non-Interested Trustees

	Enhanced Large Cap Fund	Income Equity Fund	International Equity Fund	Large Cap Equity Fund	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Core Fund
William L. Bax	$925	$925	$925	$925	$925	$925	$925
Edward J. Condon, Jr.	925	925	925	925	925	925	925
Sharon Gist Gilliam	800	800	800	800	800	800	800
Sandra Polk Guthman	925	925	925	925	925	925	925
Michael H. Moskow	800	800	800	800	800	800	800
Mary Jacobs Skinner	800	800	800	800	800	800	800
Richard P. Strubel	1,100	1,100	1,100	1,100	1,100	1,100	1,100
Casey J. Sylla	925	925	925	925	925	925	925

	Small Cap Value Fund	Technology Fund	Arizona Tax-Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund	California Tax-Exempt Fund	Fixed Income Fund
William L. Bax	$2,775	$925	$925	$3,700	$925	$925	$1,850
Edward J. Condon, Jr.	2,775	925	925	3,700	925	925	1,850
Sharon Gist Gilliam	2,400	800	800	3,200	800	800	1,600
Sandra Polk Guthman	2,775	925	925	3,700	925	925	1,850
Michael H. Moskow	2,400	800	800	3,200	800	800	1,600
Mary Jacobs Skinner	2,400	800	800	3,200	800	800	1,600
Richard P. Strubel	3,300	1,100	1,100	4,400	1,100	1,100	2,200
Casey J. Sylla	2,775	925	925	3,700	925	925	1,850

	Global Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund	Tax-Advantaged Ultra-Short Fixed Income Fund
William L. Bax	$925	$4,625	$925	$2,775	$2,775	$1,850	$925
Edward J. Condon, Jr.	925	4,625	925	2,775	2,775	1,850	925
Sharon Gist Gilliam	800	4,000	800	2,400	2,400	1,600	800
Sandra Polk Guthman	925	4,625	925	2,775	2,775	1,850	925
Michael H. Moskow	800	4,000	800	2,400	2,400	1,600	800
Mary Jacobs Skinner	800	4,000	800	2,400	2,400	1,600	800
Richard P. Strubel	1,100	5,500	1,100	3,300	3,300	2,200	1,100
Casey J. Sylla	925	4,625	925	2,775	2,775	1,850	925

	Tax-Exempt Fund	Ultra-Short Fixed Income Fund	U.S. Government Fund	California Municipal Money Market Fund	Money Market Fund	Municipal Money Market Fund	U.S. Government Money Market Fund
William L. Bax	$1,850	$925	$925	$1,850	$10,869	$8,325	$1,850
Edward J. Condon, Jr.	1,850	925	925	1,850	10,869	8,325	1,850
Sharon Gist Gilliam	1,600	800	800	1,600	9,400	7,200	1,600
Sandra Polk Guthman	1,850	925	925	1,850	10,869	8,325	1,850
Michael H. Moskow	1,600	800	800	1,600	9,400	7,200	1,600
Mary Jacobs Skinner	1,600	800	800	1,600	15,000	13,600	1,600
Richard P. Strubel	2,200	1,100	1,100	2,200	12,925	9,900	2,200
Casey J. Sylla	1,850	925	925	1,850	10,869	8,325	1,850

	U.S. Government Select Money Market Fund	Total Compensation from Fund Complex(1)
William L. Bax	$4,625	$185,000
Edward J. Condon, Jr.	4,625	185,000
Sharon Gist Gilliam	4,000	160,000
Sandra Polk Guthman	4,625	185,000
Michael H. Moskow	4,000	160,000	(2)
Mary Jacobs Skinner	5,600	160,000	(3)
Richard P. Strubel	5,500	220,000
Casey J. Sylla	4,625	185,000

Interested Trustee

	Enhanced Large Cap Fund	Income Equity Fund	International Equity Fund	Large Cap Equity Fund	Large Cap Growth Fund	Large Cap Value Fund	Small Cap Core Fund
Stephen N. Potter(4)	None	None	None	None	None	None	None

	Small Cap Value Fund	Technology Fund	Arizona Tax-Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund	California Tax-Exempt Fund	Fixed Income Fund
Stephen N. Potter(4)	None	None	None	None	None	None	None

	Global Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund	Tax-Advantaged Ultra-Short Fixed Income Fund
Stephen N. Potter(4)	None	None	None	None	None	None	None

	Tax-Exempt Fund	Ultra-Short Fixed Income Fund	U.S. Government Fund	California Municipal Money Market Fund	Money Market Fund	Municipal Money Market Fund	U.S. Government Money Market Fund
Stephen N. Potter(4)	None	None	None	None	None	None	None

		U.S. Government Select Money Market Fund	Total Compensation from Fund Complex (1)
Stephen N. Potter(4)		None	None

(1)	As of March 31, 2011, the Northern Funds Complex offered Northern Funds (43 funds) and Northern Institutional Funds (21 portfolios).
(2)	Mr. Moskow did not defer any compensation during the fiscal year ended March 31, 2011; Mr. Moskow earned $17,531.30 in accrued interest from previous years’ deferred compensation.

(3)

For the fiscal year ended March 31, 2011, Ms. Skinner elected to defer $80,000 of $160,000 total compensation; Ms. Skinner earned $150.20 in accrued interest from previous years’ deferred compensation.

(4)	As an “interested Trustee” who is an officer, director and employee of Northern Trust Corporation and/or its affiliates, Mr. Potter does not receive any compensation from the Trust for his services.

The Trust does not provide pension or retirement benefits to its Trustees.

Each Trustee is entitled to participate in the Northern Funds Deferred Compensation Plan (the “D.C. Plan”). Under the D.C. Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of the Trust or the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amount paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The Trust’s officers do not receive fees from the Trust for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Mses. Chappell and Hill and Messrs. Carberry, Crabill, Del Real, Meacham, Meehan, Pryszcz, Rein, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

NTI (formerly known and conducting business as Northern Trust Investments, N.A.) and NTGIL, each an indirect subsidiary of Northern Trust Corporation, serve jointly as the Investment Adviser of the Global Fixed Income Fund. NTI serves as the Investment Adviser of each of the other Funds. NTI and NTGIL are referred to together as the “Investment Adviser.” Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTGIL is located at 50 Bank Street, Canary Wharf, London, E145NT, United Kingdom.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority. It is also registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients including U.S. mutual funds.

The Northern Trust Company (“TNTC”) is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603. TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI, TNTC and NTGIL are referred to collectively in this SAI as “Northern Trust.”

As of June 30, 2011, Northern Trust Corporation, through its affiliates, had assets under custody of $4.4 trillion, and assets under investment management of $684.1 billion.

Investment Advisory and Ancillary Services Agreement

Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Funds (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services.

The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Advisory Agreement has been approved by the Board of Trustees, including the “non-interested” Trustees, and the initial shareholder of the Trust.

The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts of the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

From time to time, the Investment Adviser may voluntarily waive a portion or all of its fees otherwise payable to it with respect to the Funds.

For the fiscal years indicated below, the amount of advisory fees paid by each of the Funds, after fee waivers, if any, was as follows:

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Enhanced Large Cap Fund	$62,362	$74,790	$132,871
Income Equity Fund	$2,679,891	$2,278,078	$2,582,376
International Equity Fund	$3,032,395	$2,917,130	$5,699,306
Large Cap Equity Fund	$1,260,374	$1,343,925	$1,907,069
Large Cap Growth Fund	$678,640	$679,550	$979,878
Large Cap Value Fund	$1,654,560	$2,019,637	$3,185,713

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Small Cap Core Fund	$622,301	$352,913	$397,264
Small Cap Value Fund	$12,991,208	$10,575,927	$9,061,454
Technology Fund	$839,091	$756,906	$862,543
Arizona Tax-Exempt Fund	$600,604	$527,222	$452,215
Bond Index Fund	$2,896,448	$2,371,159	$1,423,899
California Intermediate Tax-Exempt Fund	$1,574,744	$1,286,396	$941,071
California Tax-Exempt Fund	$791,253	$830,963	$728,361
Fixed Income Fund	$7,694,017	$7,342,113	$7,446,004
Global Fixed Income Fund	$346,469	$644,687	$659,023
High Yield Fixed Income Fund	$23,235,647	$15,431,686	$10,347,317
High Yield Municipal Fund	$5,715,919	$3,688,397	$2,313,370
Intermediate Tax-Exempt Fund	$9,792,360	$7,979,309	$4,960,826
Short-Intermediate Tax-Exempt Fund	$7,036,572	$5,374,472	$1,703,901
Short-Intermediate U.S. Government Fund	$6,583,286	$4,911,603	$3,617,833
Tax-Advantaged Ultra-Short Fixed Income Fund(1)	$786,787	$188,040	N/A
Tax-Exempt Fund	$5,858,286	$5,590,660	$4,394,113
Ultra-Short Fixed Income Fund(1)	$443,990	$109,797	N/A
U.S. Government Fund	$604,720	$846,948	$929,414
California Municipal Money Market Fund	$2,173,625	$4,567,995	$6,723,202
Money Market Fund	$22,668,753	$34,149,747	$41,882,258
Municipal Money Market Fund	$19,296,388	$32,612,962	$34,757,707
U.S. Government Money Market Fund	$4,442,393	$7,058,641	$7,769,219
U.S. Government Select Money Market Fund	$10,279,724	$16,367,749	$14,200,171

(1)	The Fund commenced operations on June 19, 2009.

For the fiscal years indicated below, the Investment Advisor voluntarily waived advisory fees as reflected:

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
California Municipal Money Market Fund	$1,565,000	$2,656,472	$52,740
Money Market Fund	$13,859,000	$9,183,694	$41,855
Municipal Money Market Fund	$12,236,000	$9,733,384	$0
U.S. Government Money Market Fund	$3,821,000	$4,369,172	$125,015
U.S. Government Select Money Market Fund	$9,638,000	$10,544,043	$560,030

As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the tables below (expressed as a percentage of each Fund’s respective average daily net assets for the fiscal years ended March 31, 2011, 2010 and 2009). The tables also reflect the advisory fees paid (after waivers (if any)) by the Funds for the fiscal year ended March 31, 2011 (expressed as a percentage of each Fund’s respective average daily net assets).*

	CONTRACTUAL RATE For Fiscal Years Ended 3/31/11, 3/31/10 and 3/31/09(1)			ADVISORY FEE PAID For Fiscal Year Ended 3/31/11
	First $1 Billion	Next $1 Billion	Over $2 Billion
Income Equity Fund	0.85%	0.80%	0.77%	0.85%
International Equity Fund	1.00%	0.94%	0.90%	1.00%
Large Cap Equity Fund	0.85%	0.80%	0.77%	0.85%
Large Cap Growth Fund	0.85%	0.80%	0.77%	0.85%
Large Cap Value Fund	0.85%	0.80%	0.77%	0.85%
Technology Fund	1.00%	0.94%	0.90%	1.00%

	CONTRACTUAL RATE For Fiscal Years Ended 3/31/11, 3/31/10 and 3/31/09(1)			ADVISORY FEE PAID For Fiscal Year Ended 3/31/11
	First $1.5 Billion	Next $1 Billion	Over $2.5 Billion
Arizona Tax-Exempt Fund	0.55%	0.52%	0.50%	0.55%
California Intermediate Tax-Exempt Fund	0.55%	0.52%	0.50%	0.55%
California Tax-Exempt Fund	0.55%	0.52%	0.50%	0.55%
High Yield Municipal Fund	0.65%	0.61%	0.59%	0.65%
Intermediate Tax-Exempt Fund	0.55%	0.52%	0.50%	0.54%
Tax-Exempt Fund	0.55%	0.52%	0.50%	0.55%
Fixed Income Fund	0.70%	0.66%	0.63%	0.70%
Global Fixed Income Fund	0.85%	0.80%	0.77%	0.85%
High Yield Fixed Income Fund	0.70%	0.66%	0.63%	0.67%
Short-Intermediate U.S. Government Fund	0.70%	0.66%	0.63%	0.70%
Tax-Advantaged Ultra-Short Fixed Income Fund(2)	0.15%	0.141%	0.135%	0.15%
U.S. Government Fund	0.70%	0.66%	0.63%	0.70%
Ultra-Short Fixed Income Fund(2)	0.15%	0.141%	0.135%	0.15%

*	Effective July 31, 2008, the contractual advisory fee rates payable to the Investment Adviser were amended to reflect breakpoints at various asset levels of the Income Equity Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Fund, Technology Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund.
(1)

Prior to July 31, 2008, the contractual advisory fee rates payable to the Investment Adviser were: 1.00% for the International Equity Fund and Technology Fund; 0.85% for the Large Cap Equity Fund, Income Equity Fund, Large Cap Value Fund, Large Cap Growth Fund and Global Fixed Income Fund; 0.70% for the Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund; 0.65% for the High Yield Municipal Fund; and 0.55% for the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Fund.

(2)	The Fund commenced operations on June 19, 2009.

	CONTRACTUAL RATE				ADVISORY FEE PAID For Fiscal Year Ended 3/31/11
	For Fiscal Year Ended 3/31/11		For Fiscal Year Ended 3/31/10	For Fiscal Year Ended 3/31/09
Enhanced Large Cap Fund	0.30%		0.30%	0.30%	0.30%
Small Cap Value Fund	0.85%		0.85%	0.85%	0.85%
Bond Index Fund	0.15%		0.15%	0.15%	0.15%
Short-Intermediate Tax-Exempt Fund	0.50%		0.50%	0.50%	0.50%
California Municipal Money Market Fund	0.25	%(1)	0.40%	0.40%	0.31%
Money Market Fund	0.25	%(1)	0.40%	0.40%	0.30%
Municipal Money Market Fund	0.25	%(1)	0.40%	0.40%	0.30%
U.S. Government Money Market Fund	0.25	%(1)	0.40%	0.40%	0.30%
U.S. Government Select Money Market Fund	0.25	%(1)	0.40%	0.40%	0.30%

	For Fiscal Year Ended 3/31/11	For Fiscal Year Ended 3/31/10(2)	CONTRACTUAL RATE For Fiscal Year Ended 3/31/09(3)			ADVISORY FEE PAID For Fiscal Year Ended 3/31/11
			First $1 Billion	Next $1 Billion	Over $2 Billion
Small Cap Core Fund	0.85%	0.85%	1.00%	0.94%	0.90%	0.85%

(1)	As of July 31, 2010, the contractual rate for each of the Money Market Funds is 0.25%.
(2)	Prior to February 17, 2010, the contractual rate for the Fund was 1.00% for the first $1 billion, 0.94% for the next $1 billion and 0.90% for over $2 billion.
(3)	Prior to July 31, 2008, the contractual rate for the Fund was 1.00% at all asset levels.

Transfer Agency Agreement

Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily net assets of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

For the fiscal years indicated below, the amount of transfer agency fees paid by each of the Funds was as follows:

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Enhanced Large Cap Fund	$20,787	$24,930	$44,290
Income Equity Fund	$315,278	$268,006	$303,805
International Equity Fund	$303,236	$291,710	$569,922
Large Cap Equity Fund	$148,278	$158,107	$224,358
Large Cap Growth Fund	$79,839	$79,946	$115,278
Large Cap Value Fund	$194,652	$237,602	$374,785
Small Cap Core Fund	$73,211	$35,969	$39,726
Small Cap Value Fund	$1,528,361	$1,244,213	$1,066,040
Technology Fund	$83,908	$75,690	$86,253
Arizona Tax-Exempt Fund	$109,200	$95,858	$82,220
Bond Index Fund	$1,930,941	$1,580,753	$949,247
California Intermediate Tax-Exempt Fund	$286,314	$233,888	$171,102
California Tax-Exempt Fund	$143,863	$151,083	$132,428
Fixed Income Fund	$1,099,134	$1,048,862	$1,063,699
Global Fixed Income Fund	$40,761	$75,845	$77,531
High Yield Fixed Income Fund	$3,473,876	$2,249,737	$1,479,992
High Yield Municipal Fund	$879,365	$567,441	$355,898
Intermediate Tax-Exempt Fund	$1,796,589	$1,453,124	$901,957
Short-Intermediate Tax-Exempt Fund	$1,407,304	$1,074,887	$340,776
Short-Intermediate U.S. Government Fund	$940,460	$701,650	$516,826

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Tax-Advantaged Ultra-Short Fixed Income Fund(1)	$524,518	$125,358	N/A
Tax-Exempt Fund	$1,065,132	$1,016,474	$798,920
Ultra-Short Fixed Income Fund(1)	$295,990	$73,198	N/A
U.S. Government Fund	$86,388	$120,991	$132,772
California Municipal Money Market Fund	$694,513	$1,141,988	$1,680,774
Money Market Fund	$7,539,263	$8,537,359	$10,470,396
Municipal Money Market Fund	$6,472,395	$8,153,166	$8,689,291
U.S. Government Money Market Fund	$1,501,162	$1,764,644	$1,942,274
U.S. Government Select Money Market Fund	$3,409,226	$4,091,900	$3,549,990

(1)	The Fund commenced operations on June 19, 2009.

Custodian and Foreign Custody Agreements

Under its Custodian Agreement (and in the case of the Global Fixed Income Fund and International Equity Fund, its Foreign Custody Agreement) with the Trust, TNTC (the “Custodian”) (i) holds each Fund’s cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund’s investments held by the Custodian and (vi) maintains the accounting records of the Trust. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust’s custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve the Custodian of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds’ foreign securities.

As compensation for the services rendered with respect to the Trust by the Custodian to each Fund (except the Global Fixed Income and the International Equity Funds), and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund; plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $100 million; plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund’s average daily net assets to the extent they exceed $50 million; plus (c) a fixed dollar fee for each trade in portfolio securities; plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire; plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.

As compensation for the services rendered to the Trust under the Foreign Custody Agreement with respect to the International Equity Fund and Global Fixed Income Fund and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from the Trust as follows: (i) $35,000 annually for the

International Equity and Global Fixed Income Funds; plus (ii) 9/100th of 1% annually of each Fund’s average daily net assets; plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Equity Fund and Global Fixed Income Fund by it, the Custodian is entitled to receive $25,000 for the first $50 million of each of those Fund’s average daily net assets and 1/100th of 1% of each Fund’s average daily net assets in excess of $50 million.

The Custodian’s fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds’ daily-uninvested U.S. cash balances (if any).

For the fiscal years indicated below, the amount of custodian and fund accounting fees paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Enhanced Large Cap Fund	$73,727	$74,417	$69,853
Income Equity Fund	$95,836	$86,163	$94,895
International Equity Fund	$361,470	$332,287	$639,301
Large Cap Equity Fund	$111,444	$99,392	$114,542
Large Cap Growth Fund	$63,232	$61,342	$83,129
Large Cap Value Fund	$84,819	$83,315	$111,068
Small Cap Core Fund	$102,966	$97,901	$75,359
Small Cap Value Fund	$412,621	$407,593	$532,897
Technology Fund	$54,004	$51,751	$59,013
Arizona Tax-Exempt Fund	$53,591	$50,725	$51,498
Bond Index Fund	$428,363	$362,071	$240,942
California Intermediate Tax-Exempt Fund	$89,746	$79,730	$67,727
California Tax-Exempt Fund	$63,298	$64,168	$60,011
Fixed Income Fund	$265,016	$259,675	$260,530
Global Fixed Income Fund	$99,936	$129,623	$135,125
High Yield Fixed Income Fund	$749,292	$505,428	$342,008
High Yield Municipal Fund	$210,306	$147,109	$105,931
Intermediate Tax-Exempt Fund	$397,880	$327,802	$218,909
Short-Intermediate Tax-Exempt Fund	$314,052	$248,741	$102,517
Short-Intermediate U.S. Government Fund	$228,572	$181,978	$144,515
Tax-Advantaged Ultra-Short Fixed Income Fund(1)	$142,132	$53,203	N/A
Tax-Exempt Fund	$250,177	$238,356	$200,794
Ultra-Short Fixed Income Fund(1)	$93,407	$42,866	N/A
U.S. Government Fund	$57,898	$65,569	$65,899
California Municipal Money Market Fund	$166,931	$259,117	$378,724
Money Market Fund	$1,587,972	$1,777,389	$2,202,375
Municipal Money Market Fund	$1,315,758	$1,657,128	$1,812,131
U.S. Government Money Market Fund	$354,996	$407,146	$461,759
U.S. Government Select Money Market Fund	$738,182	$860,920	$785,771

(1)	The Funds commenced operations on June 19, 2009.

Unless sooner terminated, the Trust’s Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to each Fund until June 30, 2012. Thereafter, each of the foregoing Agreements will continue in effect for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the applicable Agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). Each Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian, or Transfer Agent, as the case may be, on 60 days’ written notice.

Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

In the Advisory Agreement, the Investment Adviser agrees that the name “Northern” may be used in connection with the Trust’s business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name “Northern” to any other person. The Advisory Agreement provides that at such time as the Advisory Agreement is no longer in effect, the Trust will cease using the name “Northern.”

BROKERAGE TRANSACTIONS

The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years indicated, the amount of commissions paid by each Fund was as follows:

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Enhanced Large Cap Fund	$20,532	$31,941	$60,991
Income Equity Fund	$75,665	$66,523	$70,199
International Equity Fund	$115,615	$77,454	$1,393,240
Large Cap Equity Fund	$76,706	$147,659	$252,742
Large Cap Growth Fund	$100,107	$158,885	$306,268
Large Cap Value Fund	$335,113	$215,375	$681,738
Small Cap Core Fund	$76,462	$180,722	$215,992
Small Cap Value Fund	$334,217	$657,573	$337,775
Technology Fund	$105,695	$102,352	$198,559

For the fiscal years ended March 31, 2011, 2010 and 2009, all Fund transactions for the Fixed Income Funds and Money Market Funds were executed on a principal basis and, therefore, no brokerage commissions were paid by the Fixed Income Funds and Money Market Funds. Purchases by the Fixed Income Funds and Money Market Funds from underwriters of Fund securities, however, normally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the dealer’s cost for a given security and the resale price of the security.

No commissions were paid by the Funds described in this SAI to any direct or indirect “affiliated” persons (as defined in the 1940 Act) of the Funds. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

During the fiscal year ended March 31, 2011, the Trust directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions are as follows:

Fund	Amount of Research Commission Transactions (if applicable)	Amount of Research Commissions
Income Equity Fund	$34,855,114	$57,757
Large Cap Growth Fund	$86,239,224	$66,263
Large Cap Value Fund	$256,054,383	$311,652
Small Cap Value Fund	$212,855	$370
Technology Fund	$67,449,527	$73,137

The Trust is required to identify any securities of its “regular brokers or dealers” or their parents which the Funds acquired during its most recent fiscal year.

During the fiscal year ended March 31, 2011, the Enhanced Large Cap Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$124,000
Citicorp Securities	N/A	$145,000
Goldman Sachs & Co.	N/A	$145,000
Investment Technology Group	N/A	None
JP Morgan Chase	N/A	$250,000
Morgan Stanley	N/A	$82,000

During the fiscal year ended March 31, 2011, the Income Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
Citicorp Securities	N/A	None
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	None
JP Morgan Chase	N/A	$3,667,000
Morgan Stanley	N/A	$3,347,000
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the International Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
Citicorp Securities	N/A	None
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	None
Investment Technology Group	N/A	None
JP Morgan Chase	N/A	None
Morgan Stanley	N/A	None
Nomura Securities	N/A	None
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the Large Cap Equity Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citicorp Securities	N/A	$3,184,000
Goldman Sachs & Co.	N/A	None
Investment Technology Group	N/A	None
JP Morgan Chase	N/A	$4,459,000
Morgan Stanley	N/A	$1,569,000

During the fiscal year ended March 31, 2011, the Large Cap Growth Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
Citicorp Securities	N/A	$1,074,000
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	None
JP Morgan Chase	N/A	None
Morgan Stanley	N/A	None
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the Large Cap Value Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
Citicorp Securities	N/A	None
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	None
Investment Technology Group	N/A	$2,162,000
JP Morgan Chase	N/A	None
Morgan Stanley	N/A	None
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the Small Cap Core Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Chase Securities	N/A	None
JP Morgan Chase	N/A	None
Investment Technology Group	N/A	None
Liquidnet Inc.	N/A	None
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the Small Cap Value Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citicorp Securities	N/A	None
Goldman Sachs & Co.	N/A	None
Investment Technology Group	N/A	$2,162,000

During the fiscal year ended March 31, 2011, the Technology Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citicorp Securities	N/A	None
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	None
JP Morgan Chase	N/A	None
Investment Technology Group	N/A	None
Morgan Stanley	N/A	None
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate Tax-Exempt Fund and Tax-Exempt Fund did not acquire, sell or own any securities of their regular broker/dealers or their parent companies.

During the fiscal year ended March 31, 2011, the Bond Index Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$7,719,000
Goldman Sachs & Co.	N/A	$9,959,000
JP Morgan Chase	N/A	$10,900,000
Morgan Stanley	N/A	$8,240,000
Nomura Securities	N/A	$243,000
UBS Securities, Inc.	N/A	$1,692,000

During the fiscal year ended March 31, 2011, the Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$5,521,000
Citicorp Securities	N/A	$7,071,000
Goldman Sachs & Co.	N/A	$9,196,000
ING Bank	N/A	$989,000
Morgan Stanley	N/A	$11,195,000

During the fiscal year ended March 31, 2011, the Global Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
Citicorp Securities	N/A	None
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	None
JP Morgan Chase	N/A	None
Morgan Stanley	N/A	None
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the High Yield Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
Citicorp Securities	N/A	None
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	None
JP Morgan Chase	N/A	None
Morgan Stanley	N/A	None
Nomura Securities	N/A	None
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the Short-Intermediate U.S. Government Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
Citicorp Securities	N/A	None
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	None
JP Morgan Chase	N/A	None
Morgan Stanley	N/A	None
Nomura Securities	N/A	None
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the Tax-Advantaged Ultra-Short Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$6,200,000
JP Morgan Chase	N/A	$7,717,000
Citicorp Securities	N/A	$5,662,000
Goldman Sachs & Co.	N/A	$1,074,000
Morgan Stanley	N/A	None
UBS Securities, Inc.	N/A	$5,046,000

During the fiscal year ended March 31, 2011, the Ultra-Short Fixed Income Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	$4,526,000
JP Morgan Chase	N/A	$4,008,000
Citicorp Securities	N/A	$3,088,000
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	$5,668,000
Morgan Stanley	N/A	$6,617,000
UBS Securities, Inc.	N/A	$4,541,000

During the fiscal year ended March 31, 2011, the U.S. Government Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
JP Morgan Chase	N/A	None
Citicorp Securities	N/A	None
Credit Suisse First Boston	N/A	None
Goldman Sachs & Co.	N/A	None
Morgan Stanley	N/A	None
Nomura Securities	N/A	None
UBS Securities, Inc.	N/A	None

During the fiscal year ended March 31, 2011, the California Municipal Money Market Fund and the U.S. Government Select Money Market Fund did not acquire, sell or own any securities of their regular broker/dealers or their parent companies.

During the fiscal year ended March 31, 2011, the Money Market Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Citicorp Securities	N/A	$301,697,000
Goldman Sachs & Co.	N/A	None
JP Morgan Chase	N/A	$190,000,000

During the fiscal year ended March 31, 2011, the Municipal Money Market Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
Goldman Sachs & Co.	N/A	None
JP Morgan Chase	N/A	$60,000,000
Morgan Stanley	N/A	None

During the fiscal year ended March 31, 2011, the U.S. Government Money Market Fund acquired and sold securities of the following regular broker/dealers and owned the following amounts of securities of such regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies:

Name of Regular Broker/ Dealer of which the Fund Acquired and Sold Securities	Parent Company Name (if applicable)	As of March 31, 2011 the Fund Owned the Following Approximate Aggregate Market Value of Securities
Bank of America Corp.	N/A	None
Citicorp Securities	N/A	$324,237,000
Credit Suisse First Boston	N/A	$200,000
Goldman Sachs & Co.	N/A	$90,000,000
JP Morgan Chase	N/A	None
Morgan Stanley	N/A	None

PORTFOLIO MANAGERS

Fund	Portfolio Manager(s)
Enhanced Large Cap Fund	Joseph E. Wolfe, Alex Ryer and Mark C. Sodergren
Income Equity Fund	Jackie M. Benson
International Equity Fund	Douglas McEldowney
Large Cap Equity Fund	Matthew Peron and Christopher D. Shipley
Large Cap Growth Fund	Joseph R. Diehl, Jr. and Greg M. Newman
Large Cap Value Fund	Stephen G. Atkins, Donna Renaud, Douglas McEldowney and Betsy Turner
Small Cap Core Fund	Robert H. Bergson and Alex Ryer
Small Cap Value Fund	Robert H. Bergson

Fund	Portfolio Manager(s)
Technology Fund	Matthew Peron and Deborah L. Koch
Arizona Tax-Exempt Fund	Eric V. Boeckmann
Bond Index Fund	Louis D’Arienzo
California Intermediate Tax-Exempt Fund	Eric V. Boeckmann
California Tax-Exempt Fund	Eric V. Boeckmann
Fixed Income Fund	Colin A. Roberston
Global Fixed Income Fund	David Blake and Daniel J. Smith
High Yield Fixed Income Fund	Richard J. Inzunza
High Yield Municipal Fund	M. Jane McCart
Intermediate Tax-Exempt Fund	Timothy T.A. McGregor
Short-Intermediate Tax-Exempt Fund	Timothy P. Blair
Short-Intermediate U.S. Government Fund	Daniel J. Personette
Tax-Advantaged Ultra-Short Fixed Income Fund	Carol Sullivan and Patrick D. Quinn
Tax-Exempt Fund	Timothy T.A. McGregor
Ultra-Short Fixed Income Fund	Carol Sullivan and Scott B. Warner
U.S. Government Fund	Daniel J. Personette

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Stephen G. Atkins was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$191.2	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	1	$29.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Jackie M. Benson was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$383.1	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$61.0	0	$0

The table below discloses accounts within each type of category listed below for which Robert H. Bergson was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$1,919.7	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	3	$183.2	0	$0
Other Accounts:	2	$824.5	0	$0

The table below discloses accounts within each type of category listed below for which Timothy P. Blair was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$1,413.8	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	271	$2,109.0	0	$0

The table below discloses accounts within each type of category listed below for which David Blake was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$34.0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Eric V. Boeckmann was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	3	$506.3	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	159	$2,305.1	0	$0

The table below discloses accounts within each type of category listed below for which Louis D’Arienzo was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$1,959.7	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	1	$497.0	0	$0
Other Pooled Investment Vehicles:	11	$6,300.0	0	$0
Other Accounts:	2	$2,500.0	0	$0

The table below discloses accounts within each type of category listed below for which Joseph R. Diehl, Jr. was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$89.5	0	$0
Northern Institutional Funds:	1	$100.1	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	480	$745.9	0	$0

The table below discloses accounts within each type of category listed below for which Richard J. Inzunza was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$4,119.4	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$180.6	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Deborah L. Koch was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$94.9	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which M. Jane McCart was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$827.1	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Douglas McEldowney was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$522.0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Timothy T. A. McGregor was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$2,625.2	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Greg M. Newman was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$89.5	0	$0
Northern Institutional Funds:	1	$100.1	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	480	$744.2	0	$0

The table below discloses accounts within each type of category listed below for which Matthew Peron was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$156.3	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Daniel J. Personette was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$1,129.1	0	$0
Northern Institutional Funds:	1	$64.2	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	4	$2,978.0	0	$0
Other Accounts:	10	$15,037.0	0	$0

The table below discloses accounts within each type of category listed below for which Patrick D. Quinn was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$376.7	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	41	$3,103.3	0	$0

The table below discloses accounts within each type of category listed below for which Donna Renaud was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$191.2	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Colin A. Robertson was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$1,112.8	0	$0
Northern Institutional Funds:	4	$532.7	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Alex Ryer was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$194.6	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	5	$247.9	0	$0
Other Accounts:	3	$840.5	1	$68.5

The table below discloses accounts within each type of category listed below for which Christopher D. Shipley was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$156.3	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Daniel J. Smith was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$34.0	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2	$5,832.0	0	$0

The table below discloses accounts within each type of category listed below for which Mark Sodergren was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$194.6	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	6	$339.0	0	$0
Other Accounts:	2	$111.0	1	$68.0

The table below discloses accounts within each type of category listed below for which Carol Sullivan was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	2	$1,065.2	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	28	$1.6	0	$0

The table below discloses accounts within each type of category listed below for which Betsy Turner was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$191.2	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

The table below discloses accounts within each type of category listed below for which Scott B. Warner was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$376.7	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	28	$2.9	0	$0

The table below discloses accounts within each type of category listed below for Joseph E. Wolfe which was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2011.

Type of Accounts	Total # of Accounts Managed	Total Assets (in Millions)	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance (in Millions)
Northern Funds:	1	$14.3	0	$0
Northern Institutional Funds:	0	$0	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	6	$339.0	0	$0
Other Accounts:	2	$111.0	0	$0

Material Conflicts of Interest

The Investment Adviser’s portfolio managers are often responsible for managing one or more Northern Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A Fund’s manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.

The Investment Adviser will give advice to and make investment decisions for the Trust as it believes is in the fiduciary interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for the Investment Adviser or its affiliates or other funds or accounts managed by the Investment Adviser or its affiliates. For example, other funds or accounts managed by the Investment Adviser may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit the Investment Adviser or its affiliates or another account or fund managed by the Investment Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by the Investment Adviser or its affiliates. Actions taken with respect to the Investment Adviser and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit the Investment Adviser or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Portfolio Manager Compensation Structure

As of March 31, 2011, the compensation for the portfolio managers of the Enhanced Large Cap Fund, Income Equity Fund, International Equity Fund, Large Cap Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Core Fund, Small Cap Value Fund and Technology Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective product team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award for portfolio managers of all Equity Funds is based primarily on the investment performance of the Funds. Performance is measured against each Fund’s Prospectus benchmark(s) and in some cases its Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual incentive award is not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of March 31, 2011, the compensation for the portfolio managers of the Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund, and U.S. Government Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her fixed-income product strategy team. For the Arizona Tax-Exempt Fund, Bond Index Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund and U.S. Government Fund portfolio managers, while a quantitative evaluation of the performance of the Funds is a factor, the annual incentive award is not directly based on such performance. It is also not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

As of March 31, 2011, the compensation for the portfolio managers of the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The portfolio manager’s annual incentive award is not based on the investment performance of the Funds or the amount of assets held in the Fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended March 31, 2011, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Fund ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Stephen G. Atkins	Large Cap Value Fund	$1 – $10,000
Jacquelyn M. Benson	Income Equity Fund	$0
Robert H. Bergson	Small Cap Core Fund	$0
Robert H. Bergson	Small Cap Value Fund	$0
Timothy P. Blair	Short-Intermediate Tax-Exempt Fund	$0
David Blake	Global Fixed Income Fund	$0
Eric V. Boeckmann	Arizona Tax-Exempt Fund	$0
Eric V. Boeckmann	California Intermediate Tax-Exempt Fund	$0
Eric V. Boeckmann	California Tax-Exempt Fund	$0
Louis D’Arienzo	Bond Index Fund	$0
Joseph R. Diehl, Jr.	Large Cap Growth Fund	$0
Richard J. Inzunza	High Yield Fixed Income Fund	$100,001 – $500,000
Deborah Koch	Technology Fund	$10,001 – $50,000
M. Jane McCart	High Yield Municipal Fund	$50,001 – $100,000
Douglas McEldowney	International Equity Fund	$0
Douglas McEldowney	Large Cap Value Fund	$100,001 – $500,000
Timothy T. A. McGregor	Intermediate Tax-Exempt Fund	$0
Timothy T. A. McGregor	Tax-Exempt Fund	$0
Greg M. Newman	Large Cap Growth Fund	$100,001 – $500,000
Matthew Peron	Large Cap Equity Fund	$10,001 – $50,000
Matthew Peron	Technology Fund	$10,001 – $50,000
Daniel J. Personette	Short-Intermediate U.S. Government Fund	$0
Daniel J. Personette	U.S. Government Fund	$0
Patrick D. Quinn	Tax-Advantaged Ultra-Short Fixed Income Fund	$0
Donna Renaud	Large Cap Value Fund	$0
Colin A. Robertson	Fixed Income Fund	$0
Alex Ryer	Enhanced Large Cap Fund	$0
Alex Ryer	Small Cap Core Fund	$0
Christopher D. Shipley	Large Cap Equity Fund	$0
Daniel J. Smith	Global Fixed Income Fund	$0
Mark Sodergren	Enhanced Large Cap Fund	$0
Carol Sullivan	Tax-Advantaged Ultra-Short Fixed Income Fund	$0
Carol Sullivan	Ultra-Short Fixed Income Fund	$0
Betsy Turner	Large Cap Value Fund	$1 – $10,000
Scott B. Warner	Ultra-Short Fixed Income Fund	$0
Joseph E. Wolfe	Enhanced Large Cap Fund	$0

PROXY VOTING

Northern Funds has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted the proxy voting policies and procedures applicable to Northern Trust Corporation and its affiliates (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Northern Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior investment and compliance officers of the Investment Adviser has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. The Investment Adviser has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.

The Proxy Guidelines provide that the Investment Adviser will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Investment Adviser will generally vote in favor of proposals to:

•	Repeal existing classified boards and elect directors on an annual basis;

•	Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•	Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•	Lower supermajority shareholder vote requirements for mergers and other business combinations;

•	Increase common share authorizations for a stock split;

•	Implement a reverse stock split;

•	Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans; and

•	Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact and corporate sustainability, when appropriate.

The Proxy Guidelines also provide that the Investment Adviser will generally vote against proposals to:

•	Classify the board of directors;

•	Require that poison pill plans be submitted for shareholder ratification;

•	Adopt dual class exchange offers or dual class recapitalizations;

•	Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•	Require a supermajority shareholder vote to approve charter and bylaw amendments; and

•	Adopt certain social and environmental proposals deemed unwarranted by the company’s board of directors.

In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case basis, including those regarding executive and director compensation plans, mergers and acquisitions, ratification of poison pill plans, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Northern Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interest of a Fund. In exercising its discretion, the Proxy Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. In addition, the Proxy Committee also evaluates proposals in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

The Investment Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Investment Adviser may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, the Investment Adviser may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Investment Adviser may also be required to vote proxies on securities issued by Northern Trust Corporation or its affiliates or on matters in which the Investment Adviser has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. The Investment Adviser seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a conflict of interest and how the conflict should be addressed in conformance with the Northern Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including without limitation the following: (i) voting in accordance with the Proxy Guidelines based recommendation of the Service Firm; (ii) voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; (iii) voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by (iv) voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which the Investment Adviser does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

The Investment Adviser may choose not to vote proxies in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at the Investment Adviser who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

This summary of the Northern Proxy Voting Policy and Proxy Guidelines as adopted by the Investment Adviser is also posted in the resources section of the Northern Funds’ Web site, northernfunds.com. You may also obtain, upon request and without charge, a paper copy of the Northern Proxy Voting Policy and Proxy Guidelines or an SAI by calling 800-595-9111.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting Northern Trust or by visiting the Northern Funds’ Web site at northernfunds.com or the SEC’s Web site, sec.gov.

ADMINISTRATOR AND DISTRIBUTOR

NTI (the “Administrator”) acts as administrator for the Funds under an Administration Agreement with the Trust. Subject to the general supervision of the Trust’s Board of Trustees, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust’s shareholders and the SEC; (v) preparing and arranging for printing of financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent; (viii) assisting the Trust’s Investment Adviser, at the Investment Adviser’s request, in monitoring and developing compliance procedures for the Trust which will include, among other matters, procedures to assist the Investment Adviser in monitoring compliance with each Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations; (ix) assisting in marketing strategy and product development; (x) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust’s service providers; (xi) performing “blue sky” compliance functions; (xii) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xiii) monitoring the Trust’s arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares, pursuant to servicing arrangements between the Trust and such Servicing Agents.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Non-Money Market Fund and 0.10% of each Money Market Fund. Prior to July 31, 2010, the Administrator was entitled to a fee from each Fund at an annual rate of 0.15% of the average daily net assets of each Fund.

Prior to January 1, 2009, NTI and PNC Global Investment Servicing (U.S.) Inc. (“PNC”) served as Co-Administrators (the “Co-Administrators”) for the Funds under a Co-Administration Agreement with the Trust. Each Fund paid a Co-Administration fee to NTI at an annual rate of 0.15% of the average daily net assets of each Fund. NTI, in turn, paid a portion of the fee to PNC. For the fiscal years indicated below, the Administrator and Co-Administrators (for periods prior to January 1, 2009) received fees under the Administration and Co-Administration Agreements, respectively, with the Trust in the amount of:

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Enhanced Large Cap Fund	$31,181	$37,395	$66,436
Income Equity Fund	$472,923	$402,014	$455,718
International Equity Fund	$454,860	$437,570	$854,904
Large Cap Equity Fund	$222,419	$237,164	$336,545
Large Cap Growth Fund	$119,760	$119,921	$172,921
Large Cap Value Fund	$291,982	$356,407	$562,190
Small Cap Core Fund	$109,818	$53,954	$59,590
Small Cap Value Fund	$2,292,570	$1,866,343	$1,599,095
Technology Fund	$125,864	$113,536	$129,383
Arizona Tax-Exempt Fund	$163,802	$143,788	$123,332
Bond Index Fund	$2,896,448	$2,371,159	$1,423,899
California Intermediate Tax-Exempt Fund	$429,477	$350,836	$256,658

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
California Tax-Exempt Fund	$215,797	$226,627	$198,646
Fixed Income Fund	$1,648,721	$1,573,313	$1,595,584
Global Fixed Income Fund	$61,142	$113,768	$116,299
High Yield Fixed Income Fund	$5,210,877	$3,374,647	$2,220,036
High Yield Municipal Fund	$1,319,063	$851,172	$533,585
Intermediate Tax-Exempt Fund	$2,694,917	$2,179,712	$1,352,964
Short-Intermediate Tax-Exempt Fund	$2,110,982	$1,612,350	$511,174
Short-Intermediate U.S. Government Fund	$1,410,706	$1,052,488	$775,255
Tax-Advantaged Ultra-Short Fixed Income Fund(1)	$786,787	$188,040	N/A
Tax-Exempt Fund	$1,597,718	$1,524,729	$1,198,404
Ultra-Short Fixed Income Fund(1)	$443,990	$109,797	N/A
U.S. Government Fund	$129,583	$181,489	$199,162
California Municipal Money Market Fund	$840,293	$1,713,003	$2,521,214
Money Market Fund	$8,812,780	$12,806,194	$15,705,931
Municipal Money Market Fund	$7,510,848	$12,229,898	$13,034,208
U.S. Government Money Market Fund	$1,730,988	$2,646,999	$2,913,472
U.S. Government Select Money Market Fund	$3,994,772	$6,137,924	$5,325,074

(1)	The Fund commenced operations on June 19, 2009.

Unless sooner terminated, the Administration Agreement will continue in effect until June 30, 2012, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under “Description of Shares”), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days’ written notice to the Administrator. The Administrator may terminate the Administration Agreement at any time without penalty after at least 60 days’ written notice to the Trust. The Administration Agreement provides that the Administrator may render similar services to others so long as its services under such Agreement are not impaired thereby. The Administration Agreement also provides that the Trust will indemnify the Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of the Administrator, or the Administrator’s breach of confidentiality.

The Trust also has entered into a Distribution Agreement under which NFD, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of each Fund on a continuous basis. The Investment Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. However, the Investment Adviser has entered into an agreement with NFD under which it makes payments to NFD in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to NFD do not represent an additional expense to the Trust or its shareholders. NFD is a wholly-owned subsidiary of Foreside Distributors, LLC (“Foreside Distributors”), based in Portland, Maine, and an indirect wholly-owned subsidiary of Foreside Financial Group, LLC. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD’s breach of confidentiality.

Under a License Agreement (the “License Agreement”) with Foreside Distributors, Northern Trust Corporation agrees that the name “Northern Funds” may be used by Foreside Distributors and NFD in connection with providing services to the Trust on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “Northern Funds” to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, Foreside Distributors and NFD will cease using the name “Northern Funds.”

SERVICE ORGANIZATIONS

As stated in the Funds’ Prospectuses, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Funds; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

The Funds’ arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and Service Plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds’ arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds’ arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the “Disinterested Trustees”).

The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Disinterested Trustees.

For the fiscal years indicated below, the following Funds paid fees under the Service Plan.

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Enhanced Large Cap Fund	$86	$81	$92
Income Equity Fund	$212,889	$165,378	$356,338
International Equity Fund	$14,856	$10,931	$16,784
Large Cap Equity Fund	$11,096	$10,718	$11,182
Large Cap Growth Fund	$33,743	$40,050	$46,956

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Large Cap Value Fund	$87,075	$96,675	$128,636
Small Cap Core Fund	$15,110	$15,848	$7,875
Small Cap Value Fund	$3,246,244	$2,880,169	$2,200,644
Technology Fund	$52,616	$43,092	$46,131
Arizona Tax-Exempt Fund	$11,571	$7,176	$4,237
Bond Index Fund	$67,000	$2,148	$0
California Intermediate Tax-Exempt Fund	$7,940	$2,574	$1,109
California Tax-Exempt Fund	$76,273	$62,772	$16,194
Fixed Income Fund	$20,798	$26,527	$10,486
Global Fixed Income Fund	$17,319	$27,855	$16,822
High Yield Fixed Income Fund	$441,286	$503,200	$239,356
High Yield Municipal Fund	$46,431	$50,350	$18,084
Intermediate Tax-Exempt Fund	$533,699	$490,213	$22,335
Short-Intermediate Tax-Exempt Fund	$8,933	$2,751	$0
Short-Intermediate U.S. Government Fund	$33,375	$16,363	$10,843
Tax-Advantaged Ultra-Short Fixed Income Fund(1)	$0	$0	N/A
Tax-Exempt Fund	$206,497	$174,454	$57,683
Ultra-Short Fixed Income Fund(1)	$0	$0	N/A
U.S. Government Fund	$13,919	$14,770	$9,334
California Municipal Money Market Fund	$0	$0	$0
Money Market Fund	$0	$0	$0
Municipal Money Market Fund	$0	$0	$0
U.S. Government Money Market Fund	$6,649	$13,558	$56,964
U.S. Government Select Money Market Fund	$75	$0	$0

(1)	The Fund commenced operations on June 19, 2009.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996 and 191 North Wacker Drive, Chicago, Illinois 60606-1698, serves as counsel to the Trust, as well as its non-interested Trustees.

Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as an independent registered public accounting firm for the Trust. In addition to audit services, an affiliate of Deloitte & Touche LLP reviews the Trust’s federal and state tax returns.

IN-KIND PURCHASES AND REDEMPTIONS

Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectuses, for the High Yield Fixed Income Fund and International Equity Fund there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase, and for the Tax-Advantaged Ultra-Short Fixed Income Fund and Ultra-Short Fixed Income Fund there will be a 1% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 90 days of purchase.

AUTOMATIC INVESTING PLAN

The Automatic Investing Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced and will be processed on the next Business Day in the manner described above.

The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectuses from time to time. The Trust reserves the right on 30 days’ written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund’s NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Funds and their shareholders or the Transfer Agent.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

Except as set forth above and in this SAI, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Administrator, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds’ shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.

NTI as the Funds’ Investment Adviser (and NTGIL for the Global Fixed Income Fund) has contractually agreed to reimburse a portion of the Funds’ expenses and/or reimburse all or portions of their advisory fees from the Funds during the current fiscal year. The result of these reimbursements will be to increase the performance of the Funds during the periods for which the reimbursements are made. The contractual reimbursement arrangements are expected to continue until at least July 31, 2012.

For the fiscal years or periods indicated below, Northern Trust reimbursed expenses for each of the Funds as follows:

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Enhanced Large Cap Fund	$139,174	$150,569	$149,049
Income Equity Fund	$738,562	$617,376	$861,778
International Equity Fund	$472,255	$435,534	$841,908
Large Cap Equity Fund	$368,881	$359,592	$452,413
Large Cap Growth Fund	$268,744	$271,052	$347,697
Large Cap Value Fund	$269,160	$271,030	$420,338
Small Cap Core Fund	$300,907	$230,338	$184,352
Small Cap Value Fund	$5,682,779	$4,739,598	$4,006,595
Technology Fund	$195,810	$182,903	$209,638
Arizona Tax-Exempt Fund	$216,455	$173,970	$160,745

	Fiscal Year Ended March 31, 2011	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2009
Bond Index Fund	$4,126,721	$2,921,262	$1,792,380
California Intermediate Tax-Exempt Fund	$320,096	$262,996	$215,682
California Tax-Exempt Fund	$319,395	$266,297	$204,555
Fixed Income Fund	$1,531,391	$891,004	$985,129
Global Fixed Income Fund	$175,955	$192,831	$184,308
High Yield Fixed Income Fund	$3,592,990	$2,337,346	$1,562,406
High Yield Municipal Fund	$885,294	$553,180	$376,505
Intermediate Tax-Exempt Fund	$2,545,764	$1,669,642	$802,631
Short-Intermediate Tax-Exempt Fund	$1,756,101	$912,530	$339,959
Short-Intermediate U.S. Government Fund	$1,536,573	$620,025	$462,943
Tax-Advantaged Ultra-Short Fixed Income Fund(1)	$1,033,919	$298,714	N/A
Tax-Exempt Fund	$1,238,903	$1,055,755	$775,853
Ultra-Short Fixed Income Fund(1)	$635,887	$213,716	N/A
U.S. Government Fund	$236,499	$230,102	$227,355
California Municipal Money Market Fund	$2,123,964	$1,608,323	$2,311,578
Money Market Fund	$18,605,057	$11,180,590	$13,760,242
Municipal Money Market Fund	$16,044,547	$10,564,044	$10,846,599
U.S. Government Money Market Fund	$4,749,039	$2,438,589	$2,692,808
U.S. Government Select Money Market Fund	$11,788,958	$5,370,288	$5,165,420

(1)	The Funds commenced operations on June 19, 2009.

PERFORMANCE INFORMATION

You may call 800-595-9111 to obtain the current 7-day yield and other performance information or visit northernfunds.com. Performance reflects fee waivers and expense reimbursements, as previously discussed in this SAI. If such fee waivers and expense reimbursements were not in place, a Fund’s performance would have been reduced.

MONEY MARKET FUNDS

The performance of the Money Market Funds may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron’s, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund.

From time to time, the Money Market Funds may advertise their “yields” and “effective yields” and the Municipal Money Market Fund and the California Municipal Money Market Fund may advertise their “tax-equivalent yields” and “tax-equivalent effective yields.” These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. “Yield” refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then “annualized.” That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

In arriving at quotations as to “yield,” the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

“Effective yield” is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “effective yield” with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The “tax-equivalent yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund’s tax-free yield. It is calculated by taking that portion of the seven-day “yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent current yield” will always be higher than the Fund’s yield.

“Tax-equivalent yield” is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

The “tax-equivalent effective yield” demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund’s tax-free effective yield. It is calculated by taking that portion of the seven-day “effective yield” that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The “tax-equivalent effective yield” will always be higher than the Fund’s effective yield.

“Tax-equivalent effective yield” is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their customers in connection with investments in the Funds are not reflected in the calculation of yields for the Funds.

A Money Market Fund also may quote, from time to time, total return in accordance with SEC regulations.

EQUITY, FIXED INCOME AND TAX-EXEMPT FUNDS

The Equity Funds, Fixed Income Funds and Tax-Exempt Funds calculate their total returns for each class of shares separately on an “average annual total return” basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an “aggregate total return” basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

Each Fund calculates its “average annual total return” for a class of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value (“ERV”) of such investment according to the following formula:

P (1+T)n = ERV

Where:	P =	hypothetical initial payment of $1,000;
	T =	average annual total return;
	n =	period covered by the computation, expressed in terms of years; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).

Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.

Each Non-Money Market Fund may compute an “average annual total return-after taxes on distributions” for a class of shares by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ERV after taxes on distributions but not after taxes on redemption according to the following formula:

P (1+T)n = ATVD

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions);
	n =	number of years; and
	ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Each Non-Money Market Fund may compute an “average annual total return-after taxes on distributions and redemption” for a class of shares by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ERV after taxes on distributions and redemption according to the following formula:

P(1+T)n = ATVDR

Where:	P =	a hypothetical initial payment of $1,000;
	T =	average annual total return (after taxes on distributions and redemption);
	n =	number of years; and
	ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

Each Fund may compute an “aggregate total return” for a class of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ERV of such investment. The formula for calculating aggregate total return is as follows:

T = [(ERV/P)]-1

Where:	P =	hypothetical initial payment of $1,000;
	T =	aggregate total return; and
	ERV =	ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) period at the end of the 1-, 5- or 10-year periods (or fractional portion).

The formula for calculating total return assumes that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The variable ERV in the formula is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

The yield of a Non-Money Market Fund is computed based on the Fund’s net income during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, the Fund’s yield is computed by dividing the per share net income during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semiannual basis.

A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

Yield = 2[{(a-b/cd) + 1}6 -1]

Where:	a =	dividends and interest earned during the period;
	b =	expenses accrued for the period (net of reimbursements);
	c =	average daily number of shares outstanding during the period entitled to receive dividends; and
	d =	NAV per share on the last day of the period.

A Non-Money Market Fund’s “tax-equivalent” yield is computed by: (i) dividing the portion of the Fund’s yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from income tax.

GENERAL INFORMATION

Each Fund’s performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Inc. or to the S&P 500 Index, the S&P MidCap 400® Index, the Russell 2000 or 1000® Index, the Consumer Price Index or the Dow Jones Industrial Average. In

addition, performance of the U.S. Government Fund may be compared to the Barclays Capital Intermediate U.S. Government Index. Performance of the Short-Intermediate U.S. Government Fund may be compared to the Barclays Capital 1-5 Year U.S. Government Bond Index. Performance of the Intermediate Tax-Exempt Fund may be compared to the Barclays Capital Intermediate Municipal Bond Index. Performance of the Short-Intermediate Tax-Exempt Fund may be compared to the Barclays Capital 1-5 Year Blend Municipal Bond Index. Performance of the California Intermediate Tax-Exempt Fund may be compared to the Barclays Capital California Intermediate Municipal Bond Index. Performance of the Fixed Income Fund may be compared to the Barclays Capital U.S. Aggregate Bond Index. Performance of the Tax-Exempt Fund may be compared to the Barclays Capital Municipal Bond Index. Performance of the Arizona Tax-Exempt Fund may be compared to the Barclays Capital Arizona Municipal Bond Index. Performance of the Bond Index Fund may be compared to the Barclays Capital U.S. Aggregate Bond Index. Performance of the California Tax-Exempt Fund may be compared to the Barclays Capital California Municipal Bond Index. Performance of the Global Fixed Income Fund may be compared to the J.P. Morgan Government Bond Index Global. Performance of the High Yield Municipal Fund may be compared to the Barclays Capital Municipal 65-35 Investment Grade/High Yield Index. Performance of the High Yield Fixed Income Fund may be compared to the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index. Performance of the Enhanced Large Cap Fund may be compared to the S&P 500 Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch All U.S. Convertible Index. Performance of the Ultra-Short Fixed Income Fund may be compared to the Merrill Lynch 1-Year Treasury Note Index. Performance of the Tax-Advantaged Ultra-Short Fixed Income Fund may be compared to the Merrill Lynch 6-12 Month U.S. Municipal Securities General Obligations Index or the Merrill Lynch 1-3 Year U.S. Municipal Securities Index. Performance of the International Equity Fund may be compared to the MSCI EAFE Index. Performance of the Technology Fund may be compared to the NYSE Arca Tech 100 Index and any other comparable technology index. Performance of the Large Cap Value Fund may be compared to the Russell 1000 Value Index. Performance of the Large Cap Growth Fund may be compared to the Russell 1000 Growth Index. Performance of the Small Cap Core Fund may be compared to the Russell 2000 Index. Performance of the Small Cap Value Fund may be compared to the Russell 2000 Value Index. Performance of the Large Cap Equity Fund may be compared to the S&P 500. Performance data as reported in national financial publications such as Money, Forbes, Barron’s, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

Ibbotson Associates, Inc. of Chicago, Illinois (“Ibbotson”), a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other funds, investment products, and services.

The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

NET ASSET VALUE

As stated in the Prospectus for the Money Market Funds, each Money Market Fund seeks to maintain a NAV of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

Under Rule 2a-7, the Trust’s Board of Trustees, in supervising the Trust’s operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Funds’ investment objectives, to stabilize the NAV of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees’ procedures include periodic monitoring of the difference (the “Market Value Difference”) between the amortized cost value per share and the NAV per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Money Market Fund exceeds certain limits or NTI believes that the Market Value Difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a NAV per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund’s capital the necessary shares to restore such NAV per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are “Eligible Securities” as defined by the SEC and described in the Prospectuses. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 60 days) and a dollar-weighted average portfolio maturity without regard to maturity shortening provisions applicable to variable and floating rate securities (also known as dollar-weighted average portfolio life) of 120 days or less appropriate to its policy of maintaining a stable NAV per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days, (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

Each Money Market Fund is required to comply with SEC requirements with respect to the liquidity of the Fund’s investments. Specifically, each Money Market Fund (except the California Municipal Money Market Fund and Municipal Money Market Fund) is required to hold at least 10% of its total assets in “daily liquid assets,” and each Money Market Fund is required to hold at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

With respect to the Non-Money Market Funds, securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed-income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Such prices may be determined taking into account other similar securities prices, yields, maturities, call features, ratings, strength of issuer, insurance guarantees, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed-income securities, however, may, like domestic fixed-income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities. Shares of open-end investment companies are valued at NAV. Shares of exchange-traded funds are valued at their closing price on the exchange or system on which such securities are principally traded. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund’s official closing NAV. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, each Fixed Income Fund and Money Market Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same day credit for purchase and redemption orders received at the Fund’s closing time and credit will be given on the next business day. For instance, if a pricing error is discovered that impacts the Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund’s portfolio securities for changes in the value of such securities to affect materially the NAV per share.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL—GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss realized in its taxable years beginning before December 23, 2010 to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of March 31, 2011, the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes:

Fund	Expiring March 31, 2012 (000s)	Expiring March 31, 2013 (000s)	Expiring March 31, 2014 (000s)	Expiring March 31, 2015 (000s)	Expiring March 31, 2016 (000s)	Expiring March 31, 2017 (000s)	Expiring March 31, 2018 (000s)	Expiring March 31, 2019 (000s)
Enhanced Large Cap	$—	$—	$—	$—	$—	$11,471	$9,392	$—
Income Equity	$—	$—	$—	$—	$—	$—	$29,865	$—
International Equity	$—	$—	$—	$—	$—	$8,621	$154,278	$—
Large Cap Equity	$—	$—	$—	$—	$—	$9,209	$40,723	$—
Large Cap Growth	$—	$—	$—	$—	$—	$12,709	$20,105	$—
Large Cap Value	$—	$—	$—	$—	$—	$55,266	$61,413	$—
Small Cap Core	$—	$—	$—	$—	$—	$6,219	$1,353	$—
Small Cap Value	$—	$—	$—	$—	$—	$—	$81,336	$—
Technology	$21,097	$—	$—	$—	$—	$6,315	$10,853	$—
High Yield Municipal	$—	$513	$184	$358	$2,584	$13,307	$24,430	$12,268
Short-Intermediate Tax-Exempt	$—	$—	$—	$—	$—	$—	$—	$296
High Yield Fixed Income	$—	$—	$—	$—	$—	$136,065	$31,249	$—
Money Market	$—	$—	$—	$—	$—	$—	$8,806	$—

For capital losses realized in taxable years beginning after December 22, 2010 (the “Enactment Date”), the eight-year limitation has been eliminated, so that any capital losses realized by a Fund in the taxable year beginning after December 22, 2010 and in subsequent taxable years will be permitted to be carried forward indefinitely. Capital loss carryovers from taxable years beginning prior the Enactment Date are still subject to the eight-year limitation. The Code provides for coordination of capital loss carryovers arising in taxable years before and after the Enactment Date by requiring that capital loss carryovers from taxable years beginning after the Enactment Date be applied before capital loss carryovers from taxable years beginning prior to the Enactment Date.

FEDERAL—TAX-EXEMPT INFORMATION

As described in the Prospectuses, the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Tax-Exempt Fund, California Municipal Money Market Fund and Municipal Money Market Fund (collectively referred to in this section as the “Funds” or the “Tax-Exempt Funds”) are designed to provide investors with federally tax-exempt interest income. The Tax-Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Tax-Exempt Funds’ dividends being tax-exempt. In addition, the Tax-Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

In order for the Tax-Exempt Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the total assets of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Exempt Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund’s taxable year. But the aggregate amount of dividends so designated by a Tax-Exempt Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In purchasing tax-exempt obligations, the Tax-Exempt Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Tax-Exempt Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax-Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds in determining certain adjustments for alternative minimum tax purposes.

The Tax-Exempt Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt Funds. The Tax-Exempt Funds are required to report to the Internal Revenue Service the amount of exempt interest dividends paid to a shareholder.

STATE AND LOCAL TAXES

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund’s taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

A regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as “California exempt-interest dividends”) if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California (“California municipal instruments”). A “series” of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series with respect to that portfolio of assets. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund’s dividends to shareholders will be exempt from the California state personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year that is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund that qualifies as California exempt-interest dividends with respect to any taxable year, will be the same for all shareholders receiving dividends from the Fund with respect to such year.

In cases where shareholders are “substantial users” or “related persons” with respect to California municipal instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to “substantial users” are applicable for California state tax purposes. See “Federal—Tax-Exempt Information” above.

To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and generally will be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes, but at rates that are the same as the California rates for ordinary income. See “Federal—General Information” above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California state personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the “wash sale” rules.

California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, potential corporate investors in the California Funds should note that California exempt-interest dividends may be subject to California state franchise tax or California state corporate income tax notwithstanding that all or a portion of such dividends are exempt from California state personal income tax. Potential investors in the California Funds should consult their tax advisers with respect to the application of California state taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to obligations of the State of Arizona or its political subdivisions. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, generally will not be exempt from Arizona income tax.

There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

FOREIGN TAXES

The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. It is anticipated that the International Equity Fund and Global Fixed Income Fund will generally be eligible to make this election. If these Funds make this election, the amount of such foreign taxes paid by the Funds will be included in their shareholders’ income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. A Fund that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts and options, that may be engaged in by a Fund, and investments in REITs and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

DESCRIPTION OF SHARES

The Trust Agreement permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust’s forty-four existing series, which represent interests in the Trust’s forty-four respective portfolios, twenty-nine of which are discussed in this SAI.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Account Policies and Other Information” in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds of the Trust normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share (and proportionate fractional votes for fractional shares held) or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

Subject to the rights of the Trustees with respect to the Funds, the Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Board of Trustees of the Trust may not, without the affirmative vote of the holders of a majority of the outstanding shares of the applicable Funds, amend or otherwise supplement the Trust Agreement or amend and restate a trust investment to reduce the rights, duties, powers, authorities and responsibilities of the Funds’ Trustees, except to the extent such action does not violate the 1940 Act. Subject to the foregoing, the Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

Under the Delaware Statutory Trust Act (the “Delaware Act”), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

As of July 1, 2011, TNTC and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of July 1, 2011, the names and share ownership of the entities or individuals (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603) which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows:

	Number of Shares	% of Fund
Enhanced Large Cap Fund
NATIONAL FINANCIAL SERVICES LLC	268,450.97	19.73%
CORN PRODUCTS ED FOUND—NTGI	151,732.10	11.15%

Income Equity Fund
CHARLES SCHWAB AND CO., INC.	5,393,235.71	17.84%
NATIONAL FINANCIAL SERVICES LLC	2,706,246.99	8.95%

International Equity Fund
NATIONAL FINANCIAL SERVICES LLC	2,374,300.10	6.04%

Large Cap Equity Fund
NATIONAL FINANCIAL SERVICES LLC	1,155,779.26	10.62%

Large Cap Growth Fund
NATIONAL FINANCIAL SERVICES LLC	563,533.20	14.68%

Large Cap Value Fund
NATIONAL FINANCIAL SERVICES LLC	3,965,693.16	21.85%

Small Cap Value Fund
CHARLES SCHWAB AND CO., INC.	38,570,598.58	36.94%
NATIONAL FINANCIAL SERVICES LLC	27,834,143.94	26.66%

Technology Fund
CHARLES SCHWAB AND CO., INC.	879,338.31	15.00%
NATIONAL FINANCIAL SERVICES LLC	591,208.04	10.09%

California Tax-Exempt Fund
CHARLES SCHWAB AND CO., INC.	1,617,606.53	14.46%
NATIONAL FINANCIAL SERVICES LLC	950,463.94	8.50%

Global Fixed Income Fund
NATIONAL FINANCIAL SERVICES LLC	468,303.67	16.34%

Intermediate Tax-Exempt Fund
NATIONAL FINANCIAL SERVICES LLC	21,933,039.30	13.06%

Tax-Advantaged Ultra-Short Fixed Income Fund
WMD FAMILY TRUST IMA	6,912,035.16	8.68%

Ultra-Short Fixed Income Fund
THE CUMMINS FOUNDATION INC.	2,838,074.33	6.80%
BECHTEL CORP VEBA INVESTMENTS	2,769,828.94	6.64%

U.S. Government Fund
DON WALKER TRUST	519,319.06	7.45%
NATIONAL FINANCIAL SERVICES LLC	463,377.39	6.65%

California Municipal Money Market Fund
NTB FL M & I SWEEP ACCOUNT	71,927,163.34	54.43%
NATIONAL FINANCIAL SERVICES LLC	37,652,836.12	28.49%
NTB IL M&I SWEEP ACCOUNT	8,398,903.27	6.36%

	Number of Shares	% of Fund

Money Market Fund
NATIONAL FINANCIAL SERVICES LLC	1,448,227,467.01	46.98%
NTB FL M & I SWEEP ACCOUNT	654,014,358.26	21.21%
NTB IL M & I SWEEP ACCOUNT	562,361,241.36	18.24%

Municipal Money Market Fund
NTB IL M & I SWEEP ACCOUNT	421,293,656.40	38.02%
NATIONAL FINANCIAL SERVICES LLC	319,105,043.53	28.80%
NTB FL M & I SWEEP ACCOUNT	236,165,821.19	21.31%

U.S. Government Money Market Fund
NTB IL M & I SWEEP ACCOUNT	156,666,696.36	36.75%
NATIONAL FINANCIAL SERVICES LLC	124,314,459.71	29.16%
NTB FL M & I SWEEP ACCOUNT	105,758,293.95	24.81%

U.S. Government Select Money Market Fund
NATIONAL FINANCIAL SERVICES LLC	363,736,049.97	41.97%
NTB FL M & I SWEEP ACCOUNT	242,224,592.10	27.95%
NTB IL M & I SWEEP ACCOUNT	114,184,145.38	13.17%
ROMESH WADHWANI & KATHLEEN WADHWANI TRUST	74,519,165.89	8.60%

To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed a “control person” of that Fund for purposes of the 1940 Act.

As of July 1, 2011, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Funds and related reports of Deloitte & Touche LLP, an independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year ended March 31, 2011 (the “Annual Report”) are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, “Management’s Discussion of Fund Performance,” are incorporated by reference herein. Copies of the Trust’s Semiannual Reports and Annual Reports may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800-595-9111 (toll-free).

OTHER INFORMATION

Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s Web site at sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1”—Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

“A-3”—Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—An obligation is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category.

“B-1”—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2”—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3”—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C”—Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“R”—An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D”—an obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.

“NR”—An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing exceptionally high ability to repay current liabilities as they fall due. Entities rated in this category are unlikely to be affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality, and indicates an entity possessing very high ability to repay current liabilities as they fall due and, in most cases, ratings in this category differ from “R-1 (high)” credits by relatively modest degree. Entities rated in this category are unlikely to be significantly vulnerable to future events.

“R-1 (low)”—Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4”—Short-term debt rated “R-4” is speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is highly speculative credit quality. There is a high level of uncertainty as to the capacity of the entity to meet short-term financial obligations as they fall due.

“D”—A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA”—An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by Standard & Poor’s.

“AA”—An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

“A”—An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

“BBB”—An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

“BB,” “B,” “CCC” and “CC”—Obligors rated “BB,” “B,” “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“B”—An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

“CCC”—An obligor rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

“CC”—An obligor rated “CC” is currently highly vulnerable.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“R”—An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

“SD” and “D”—An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding those that qualify as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“NR”—An issuer designated “NR” is not rated.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”—Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC,” “CC” and “C”—A “CCC” rating indicates substantial credit risk, with default a real possibility. A “CC” rating indicates very high levels of credit risk. Default of some kind appears probable. “C” ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

“RD”—indicates an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.

“D”—indicates an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “B”.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA”—Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is defined to be speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is very highly speculative credit quality and is in danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” implies a financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to “D” may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

(“high”, “low”)—Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1”—The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

APPENDIX B

As stated in the Prospectuses, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges—principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission (“CFTC”) as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® Index or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures;” broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective and strategies, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the NFA nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange), nor the protective measures provided by the SEC’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Funds intend to comply with the regulations of the CFTC exempting them from registration as a “Commodity Pool Operator.” The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.